Execution Version [[6906274]] CREDIT AGREEMENT dated as of July 16, 2025, among WHITE MOUNTAINS INSURANCE GROUP, LTD., the LENDERS party hereto and BANK OF AMERICA, N.A., as the Administrative Agent ___________________________ BOFA SECURITIES, INC. and BARCLAYS BANK PLC, as Joint Lead Arrangers and Joint Bookrunners BARCLAYS BANK PLC, as Syndication Agent

i [[6906274]] TABLE OF CONTENTS Page ARTICLE I DEFINITIONS SECTION 1.01. Defined Terms........................................................................................1 SECTION 1.02. Classification of Loans and Borrowings ..............................................31 SECTION 1.03. Terms Generally ...................................................................................31 SECTION 1.04. Accounting Terms; GAAP ...................................................................32 SECTION 1.05. Currency Translation............................................................................32 SECTION 1.06. Certain Calculations and Tests. ............................................................33 SECTION 1.07. Timing of Payment or Performance .....................................................33 SECTION 1.08. Divisions ..............................................................................................34 SECTION 1.09. Benchmark Replacement Notification .................................................34 ARTICLE II THE CREDITS SECTION 2.01. Commitments .......................................................................................34 SECTION 2.02. Loans and Borrowings .........................................................................34 SECTION 2.03. Requests for Borrowings ......................................................................35 SECTION 2.04. Funding of Borrowings ........................................................................36 SECTION 2.05. Interest Elections ..................................................................................37 SECTION 2.06. Termination and Reduction of Commitments ......................................38 SECTION 2.07. Repayment of Loans; Evidence of Debt ..............................................38 SECTION 2.08. Prepayment of Loans ...........................................................................39 SECTION 2.09. Fees ......................................................................................................40 SECTION 2.10. Interest ..................................................................................................41 SECTION 2.11. Alternate Rate of Interest .....................................................................41 SECTION 2.12. Increased Costs; Illegality ....................................................................44 SECTION 2.13. Break Funding Payments .....................................................................45 SECTION 2.14. Taxes ....................................................................................................46 SECTION 2.15. Payments Generally; Pro Rata Treatment; Sharing of Setoffs .............50 SECTION 2.16. Mitigation Obligations; Replacement of Lenders ................................51 SECTION 2.17. Defaulting Lenders ...............................................................................53 SECTION 2.18. Incremental Facilities ...........................................................................55 SECTION 2.19. Letters of Credit ...................................................................................57 SECTION 2.20. Maturity Extensions. ............................................................................62

ii [[6906274]] ARTICLE III REPRESENTATIONS AND WARRANTIES SECTION 3.01. Organization .........................................................................................64 SECTION 3.02. Authorization; No Conflict ..................................................................64 SECTION 3.03. Enforceability .......................................................................................64 SECTION 3.04. Financial Statements ............................................................................64 SECTION 3.05. No Material Adverse Change ...............................................................65 SECTION 3.06. Litigation ..............................................................................................65 SECTION 3.07. Ownership of Properties; Intellectual Property ....................................65 SECTION 3.08. Compliance with Laws.........................................................................65 SECTION 3.09. ERISA ..................................................................................................65 SECTION 3.10. Taxes ....................................................................................................66 SECTION 3.11. Investment Company Act.....................................................................66 SECTION 3.12. Margin Regulations ..............................................................................66 SECTION 3.13. Information...........................................................................................66 SECTION 3.14. Anti-Corruption Laws, Anti-Money Laundering Laws and SECTION 3.15. Affected Financial Institutions .............................................................67 ARTICLE IV CONDITIONS SECTION 4.01. Conditions to Effective Date ................................................................67 SECTION 4.02. Conditions to Each Credit Event ..........................................................68 ARTICLE V AFFIRMATIVE COVENANTS SECTION 5.01. Financial Reporting ..............................................................................69 SECTION 5.02. Notices; Other Information. .................................................................70 SECTION 5.03. Books and Records; Inspections ..........................................................71 SECTION 5.04. Maintenance of Property; Maintenance of Insurance ..........................71 SECTION 5.05. Compliance with Laws.........................................................................71 SECTION 5.06. Maintenance of Existence; Rights and Privileges ................................72 SECTION 5.07. Payment of Taxes .................................................................................72 SECTION 5.08. Use of Proceeds; Sanctions ..................................................................72 ARTICLE VI NEGATIVE COVENANTS SECTION 6.01. Indebtedness .........................................................................................72 SECTION 6.02. Liens .....................................................................................................74 Sanctions; Use of Proceeds ...................................................................67

iii [[6906274]] SECTION 6.03. Fundamental Changes; Business Activities. ........................................77 SECTION 6.04. Financial Covenants. ............................................................................77 SECTION 6.05. Financial Strength Rating.....................................................................78 ARTICLE VII EVENTS OF DEFAULT SECTION 7.01. Defaults ................................................................................................78 ARTICLE VIII THE ADMINISTRATIVE AGENT SECTION 8.01. Appointment and Authority .................................................................81 SECTION 8.02. Rights as a Lender ................................................................................81 SECTION 8.03. Exculpatory Provisions ........................................................................81 SECTION 8.04. Reliance by Administrative Agent .......................................................82 SECTION 8.05. Delegation of Duties ............................................................................83 SECTION 8.06. Resignation of Administrative Agent. .................................................83 SECTION 8.07. Non-Reliance on the Administrative Agent, the Arrangers and the Other Lenders........................................................................................84 SECTION 8.08. No Other Duties, Etc ............................................................................85 SECTION 8.09. Administrative Agent May File Proofs of Claim .................................85 SECTION 8.10. Certain ERISA Matters. .......................................................................86 SECTION 8.11. Recovery of Erroneous Payments ........................................................87 ARTICLE IX MISCELLANEOUS SECTION 9.01. Notices .................................................................................................87 SECTION 9.02. Waivers; Amendments .........................................................................89 SECTION 9.03. Expenses; Indemnity; Damage Waiver ................................................91 SECTION 9.04. Successors and Assigns ........................................................................93 SECTION 9.05. Survival ................................................................................................97 SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution ..........97 SECTION 9.07. Severability ..........................................................................................99 SECTION 9.08. Right of Setoff ......................................................................................99 SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process ..............99 SECTION 9.10. WAIVER OF JURY TRIAL ..............................................................100 SECTION 9.11. Headings.............................................................................................100 SECTION 9.12. Confidentiality ...................................................................................100 SECTION 9.13. Interest Rate Limitation .....................................................................101 SECTION 9.14. Concerning Subsidiary Guarantors ....................................................101 SECTION 9.15. USA PATRIOT Act and Beneficial Ownership Regulation Notice ..102 SECTION 9.16. No Fiduciary Relationship .................................................................102

iv [[6906274]] SECTION 9.17. Non-Public Information .....................................................................103 SECTION 9.18. Conversion of Currencies...................................................................103 SECTION 9.19. Acknowledgement and Consent to Bail-In of Affected Financial Institutions..........................................................................................104

v [[6906274]] SCHEDULES: Schedule 2.01 — Commitments Schedule 2.19 — LC Commitments Schedule 6.01 — Existing Indebtedness Schedule 6.02 — Existing Liens Schedule 9.01 — Addresses for Notices EXHIBITS: Exhibit A — Form of Assignment and Assumption Exhibit B — Form of Borrowing Request Exhibit C — Form of Compliance Certificate Exhibit D — Form of Guarantee Agreement Exhibit E — Form of Interest Election Request Exhibit F-1 — Form of US Tax Compliance Certificate for Foreign Lenders that are not Partnerships for US Federal Income Tax Purposes Exhibit F-2 — Form of US Tax Compliance Certificate for Non-US Participants that are not Partnerships for US Federal Income Tax Purposes Exhibit F-3 — Form of US Tax Compliance Certificate for Non-US Participants that are Partnerships for US Federal Income Tax Purposes Exhibit F-4 — Form of US Tax Compliance Certificate for Foreign Lenders that are Partnerships for US Federal Income Tax Purposes

1 [[6906274]] CREDIT AGREEMENT dated as of July 16, 2025, among WHITE MOUNTAINS INSURANCE GROUP, LTD., an exempted Bermuda company limited by shares, the LENDERS party hereto and BANK OF AMERICA, N.A., as the Administrative Agent. The parties hereto agree as follows: ARTICLE I Definitions SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “ABR Borrowing” means any Borrowing comprised of ABR Loans. “ABR Loan” means a Loan that bears interest at a rate determined by reference to the Alternate Base Rate. “Acquisition” means any transaction, or series of related transactions, resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of all or substantially all of the assets of any business unit, division, product line or line of business of a Person, (b) the acquisition of more than 50% of the Capital Stock of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is already a Subsidiary). “Adjusted Daily Simple SOFR” means, with respect to any Daily Simple SOFR Borrowing, an interest rate per annum equal to (a) the Daily Simple SOFR plus (b) 0.10%; provided that if the Adjusted Daily Simple SOFR as so determined would be less than zero, such rate shall be deemed to be zero. “Adjusted Term SOFR” means, with respect to any Term SOFR Borrowing for any Interest Period, an interest rate per annum equal to (a) the Term SOFR for such Interest Period plus (b) 0.10%; provided that if the Adjusted Term SOFR as so determined would be less than zero, such rate shall be deemed to be zero. “Administrative Agent” means Bank of America, N.A. in its capacity as the administrative agent hereunder and under the other Loan Documents, and its successors in such capacity as provided in Article VIII. Unless the context requires otherwise, the term “Administrative Agent” shall include any branch or Affiliate of Bank of America, N.A. or any such successor through which Bank of America, N.A. or such successor shall perform any of its obligations in such capacity hereunder or under the other Loan Documents. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls, is Controlled by or is under common Control with the Person specified.

2 [[6906274]] “Aggregate Commitment” means, at any time, the sum of the Commitments of all the Lenders at such time. “Aggregate Revolving Exposure” means, at any time, the sum of the Revolving Exposures of all the Lenders at such time. “Aggregate Sterling Exposure” means, at any time, the sum of the US Dollar Equivalents of the principal amounts of all Loans outstanding at such time and denominated in Sterling. “Aggregate Sterling Sublimit” means US$50,000,000. “Agreed Currencies” means US Dollars and Sterling. “Agreement” means this Credit Agreement. “Agreement Currency” has the meaning set forth in Section 9.18(b). “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1.00% per annum, (c) the Adjusted Term SOFR for a one month Interest Period plus 1.00% per annum and (d) 1.00%. Any change in the Alternate Base Rate (or any component thereof) shall take effect at the opening of business on the day such change occurs. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.11, then the Alternate Base Rate shall be the greater of clauses (a), (b) and (d) above and shall be determined without reference to clause (c) above. “A.M. Best” means A.M. Best Company, Inc., or any successor to the rating agency business thereof. “Ancillary Document” has the meaning set forth in Section 9.06(b). “Anti-Corruption Laws” means the Foreign Corrupt Practices Act of 1977, as amended, the Bribery Act 2010 (U.K.), as amended, and all other laws, rules and regulations applicable to the Company or any of its Subsidiaries relating to bribery or corruption. “Anti-Money Laundering Laws” means any laws, rules and regulations applicable to the Company or any of its Subsidiaries relating to the prevention of terrorism or money laundering, including the USA PATRIOT Act, Executive Order 13224 and applicable FinCEN rules and regulations. “Applicable Creditor” has the meaning set forth in Section 9.18(b). “Applicable Insurance Regulatory Authority” means any Governmental Authority that due to the nature of the activities of the Company or its Subsidiaries in the insurance or reinsurance industry has regulatory authority over the Company or any of its Subsidiaries, including the Bermuda Monetary Authority. “Applicable Percentage” means, at any time with respect to any Lender, the percentage of the Aggregate Commitment represented by such Lender’s Commitment at such time; provided that, for purposes of Section 2.17 when a Defaulting Lender shall exist, “Applicable

3 [[6906274]] Percentage” shall mean, at any such time with respect to any Lender, the percentage of the Aggregate Commitment (determined disregarding any such Defaulting Lender’s Commitment) represented by such Lender’s Commitment at such time. If all the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments and to any Lender’s status as a Defaulting Lender at the time of determination. “Applicable Rate” means, for any day, with respect to Facility Fees, or with respect to any ABR Loan, Term SOFR Loan or RFR Loan, the applicable rate per annum set forth below under the applicable caption “Facility Fee”, “ABR Loans” or “Term SOFR/RFR Loans”, as the case may be, determined based on the Debt to Cap Ratio as of the end of the most recent Test Period; provided that for purposes of determining the Applicable Rate prior to the date on which the consolidated financial statements of the Company pursuant to Section 5.01(a) or 5.01(b) and the related Compliance Certificate pursuant to Section 5.01(c) are delivered to the Administrative Agent for the first fiscal quarter or fiscal year ended after the Effective Date, the Debt to Cap Ratio shall be deemed to be in the Pricing Category 1. Pricing Category Debt to Cap Ratio Facility Fees (per annum) Term SOFR/ RFR Loans (per annum) ABR Loans (per annum) Category 1 < 15% 0.15% 1.10% 0.10% Category 2 ≥ 15% and < 20% 0.20% 1.30% 0.30% Category 3 ≥ 20% 0.25% 1.50% 0.50% Each change in the applicable Pricing Category resulting from a change in the Debt to Cap Ratio shall be effective during the period commencing on and including the first Business Day following the date on which the consolidated financial statements of the Company pursuant to Section 5.01(a) or 5.01(b) and the related Compliance Certificate pursuant to Section 5.01(c) are delivered to the Administrative Agent for any fiscal quarter or fiscal year, to the extent such financial statements and Compliance Certificate indicate any such change, and ending on the date immediately preceding the effective date of the next such change; provided that if the Company shall not have timely delivered its consolidated financial statements pursuant to Section 5.01(a) or 5.01(b), as applicable, and the related Compliance Certificate pursuant to Section 5.01(c), commencing on the date which is the later of the dates upon which such financial statements or Compliance Certificate should have been so delivered and continuing until such financial statements or Compliance Certificate, as applicable, are actually delivered, the Applicable Rate shall be based on the rates per annum set forth in Category 3. “Approved Fund” means any Person (other than a natural person and any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) that is engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course of its activities and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means BofA Securities, Inc. and Barclays Bank plc, in their capacities as the joint lead arrangers and joint bookrunners for the credit facility established hereunder.

4 [[6906274]] “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, with the consent of any Person whose consent is required by Section 9.04, and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent. “Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for any Agreed Currency, as applicable, (a) if the then-current Benchmark for such Agreed Currency is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (b) otherwise, any payment period for interest calculated with reference to such Benchmark for such Agreed Currency, as applicable, pursuant to this Agreement as of such date. For the avoidance of doubt, the Available Tenor for Daily Simple SOFR and Daily Simple SONIA is one month. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their Affiliates (other than through liquidation, receivership, administration or other insolvency proceedings). “Bankruptcy Event” means, with respect to any Person, that such Person has become the subject of a proceeding under any Debtor Relief Laws, or has had a receiver, liquidator, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority; provided, however, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any agreements made by such Person. “Benchmark” means, initially, with respect to any Loan denominated in any Agreed Currency, the applicable Relevant Rate for Loans denominated in such Agreed Currency; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then current Benchmark for such Agreed Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to

5 [[6906274]] Section 2.11(b). Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof. “Benchmark Replacement” means, with respect to any Benchmark Transition Event for any then-current Benchmark, the sum of (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Company as the replacement for such Benchmark for the applicable Corresponding Tenor giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment; provided that if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company for the applicable Corresponding Tenor giving due consideration to any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement, including any applicable recommendations made by the Relevant Governmental Body, for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate”, the definition of “Business Day”, the definition of “US Government Securities Business Day”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent reasonably determines may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent reasonably determines that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, a date and time determined by the Administrative Agent and the Company, which date shall be at the end of an Interest Period, if applicable, and no later than, with respect to any Benchmark, the earlier to occur of the following events with respect to such then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component

6 [[6906274]] used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date determined by the Administrative Agent, which date shall promptly follow the date of the public statement or publication of information referenced therein. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors, the NYFRB, the CME Term SOFR Administrator, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component thereof), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component thereof), in each case, which states that the administrator of such Benchmark (or such component thereof) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

7 [[6906274]] “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date pursuant to clause (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.11(b) and (b) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.11(b). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Bloomberg” means Bloomberg Index Services Limited. “Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America. “Borrowing” means Loans of the same Type and currency made, converted or continued on the same date and, in the case of Term SOFR Loans, as to which a single Interest Period is in effect. “Borrowing Minimum” means (a) in the case of a Borrowing denominated in US Dollars, US$5,000,000 and (b) in the case of a Borrowing denominated in Sterling, £5,000,000. “Borrowing Multiple” means (a) in the case of a Borrowing denominated in US Dollars, US$1,000,000 and (b) in the case of a Borrowing denominated in Sterling, £1,000,000. “Borrowing Request” means a request by the Company for a Borrowing in accordance with Section 2.03, which shall be in the form of Exhibit B or any other form approved by the Administrative Agent and the Company (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent). “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks are authorized to remain closed under the laws of, or in fact remain closed in, the state where the Administrative Agent’s office is located (which is agreed to be Dallas, Texas (or such other location as shall be agreed by the Company and the Administrative Agent)); provided that when used in connection with any direct or indirect calculation or determination of, or is used in connection with any interest rate settings, fundings, disbursements, settlements, payments or other dealings with respect to any SONIA Loan, the term “Business Day” shall also exclude any day on which banks are not open for business in London. “Capital Lease” means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP and subject to Section 1.04, is accounted for as a capital lease or, in the

8 [[6906274]] event of an election by the Company pursuant to clause (b)(y) of the proviso in Section 1.04, finance lease on the balance sheet of such Person. The amount of obligations with respect to any Capital Lease shall be the amount thereof recorded as a liability on the balance sheet of such Person prepared in conformity with GAAP and subject to Section 1.04. “Capital Stock” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing; provided that “Capital Stock” shall not include any Indebtedness convertible into or exchangeable for any of the foregoing. “Cash Management Services” means cash management and related services provided to the Company or any Subsidiary, including treasury, depository, return items, overdraft, controlled disbursement, cash sweeps, zero balance arrangements, merchant stored value cards, e- payables, electronic funds transfer, interstate depository network and automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) services, netting services, services in connection with collections, payroll, trust, lockbox and/or stop payment, cash pooling services and credit cards, credit card processing services, debit cards, stored value cards and commercial cards (including so- called “purchase cards”, “procurement cards” or “p-cards”) arrangements. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, promulgated or issued. “Change of Control” means any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding (x) any employee benefit plan of the Company or any Subsidiary and any Person acting as the trustee, receiver, agent or other fiduciary or administrator therefor and (y) any underwriter in connection with any offering of Capital Stock), shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 40% or more of the total voting power of all the issued and outstanding Voting Capital Stock in the Company. For purposes of this definition, a “person” or “group” shall not be deemed to beneficially own Capital Stock subject to an equity or asset purchase agreement, merger agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the transactions contemplated by such agreement. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Code” means the Internal Revenue Code of 1986, as amended from time to time.

9 [[6906274]] “Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06, (b) increased from time to time pursuant to Section 2.18 or (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption or the Incremental Facility Agreement pursuant to which such Lender shall have assumed or provided its Commitment, as applicable. The initial aggregate amount of the Lenders’ Commitments is US$250,000,000 (of which, an amount up to the Aggregate Sterling Sublimit may be borrowed in Sterling). “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Company or any other Loan Party pursuant to any Loan Document or the transactions contemplated therein that is distributed to the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to Section 9.01, including through the Platform. “Company” means (a) White Mountains Insurance Group, Ltd., an exempted Bermuda company limited by shares, and/or (b) any Successor Company (including any Successor Company in respect of any Person referred to in this clause (b)). “Compliance Certificate” means a Compliance Certificate in the form of Exhibit C or any other form approved by the Administrative Agent and the Company. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Net Income” means, for any period, the consolidated net income (or loss) of the Company and its consolidated Subsidiaries for such period, determined in conformity with GAAP; provided that in calculating Consolidated Net Income there shall be excluded (a) the unrealized investment gain (or loss) and net unrealized foreign currency gains (or losses) on investments, in each case, included in the consolidated net income (or loss) of the Company, (b) change in the fair value of contingent consideration included in the consolidated net income (or loss) of the Company, (c) any portion of the consolidated net income (or loss) of the Company attributable to the consolidation of VIEs, (d) any portion of the consolidated net income (or loss) of the Company attributable to non-controlling interests and (e) the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries. “Consolidated Net Worth” means, as of any date, the sum of (a) the total shareholders’ equity of the Company and its consolidated Subsidiaries as of such date, determined on a consolidated basis in conformity with GAAP, plus (b) non-controlling interests that would be reflected on a consolidated balance sheet of the Company and its consolidated Subsidiaries as of such date prepared in conformity with GAAP (provided that no amounts under this clause (b) shall be included for purposes of any calculation under Section 6.04(a)), plus (c) the absolute cumulative amount by which the total shareholders’ equity of the Company and its consolidated Subsidiaries shall have been reduced as a result of any write-off, write-down or other impairment charge, in each case, recognized by the Company from time to time after March 31, 2025, in respect of

10 [[6906274]] deferred tax assets associated with the economic transition adjustment recognized under the Bermuda corporate income tax; provided that in calculating Consolidated Net Worth, there shall be excluded the net unrealized investment gain (or loss) and the net unrealized foreign currency gains (or losses) on investments, in each case, included in the consolidated net income (or loss) of the Company subsequent to March 31, 2025. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies, or the dismissal or appointment of the management, of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Convertible Indebtedness” means, with respect to any Person, Indebtedness convertible at the option of the holder thereof into Capital Stock in such Person, cash or a combination of Capital Stock in such Person and cash (as provided in the documentation governing such Indebtedness). “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Credit Party” means the Administrative Agent, each Issuing Bank and each Lender. “Daily Simple SOFR” means the rate per annum equal to SOFR determined for any day pursuant to the definition thereof. Any change in Daily Simple SOFR shall be effective from and including the date of such change without further notice. “Daily Simple SOFR Borrowing” means any Borrowing comprised of Daily Simple SOFR Loans. “Daily Simple SOFR Loan” means any Loan that bears interest at a rate determined by reference to the Adjusted Daily Simple SOFR. “Daily Simple SONIA” means, for any day, the rate per annum equal to SONIA determined pursuant to the definition thereof; provided that if the Daily Simple SONIA as so determined would be less than zero, such rate shall be deemed to be zero. “Debt to Cap Ratio” means, as of any date, the ratio (expressed as a percentage) of (a) Total Consolidated Indebtedness as of such date to (b) Total Capitalization as of such date. “Debtor Relief Laws” means the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any event or condition that constitutes, or upon notice, lapse of time or both would constitute, unless cured or waived, an Event of Default. “Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, (i) to fund any portion of its Loans, (ii) to fund any portion of its participations in Letters of Credit or (iii) to pay to any Credit Party any other amount

11 [[6906274]] required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified in such writing, including, if applicable, by reference to a specific Default) has not been satisfied, (b) has notified the Company, the Administrative Agent or any Issuing Bank in writing, or has made a public statement, to the effect that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good-faith determination that a condition precedent (specifically identified in such writing, including, if applicable, by reference to a specific Default) to funding a Loan cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Company, the Administrative Agent or any Issuing Bank made in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the Company or such Credit Party’s, as applicable, receipt of such certification in form and substance satisfactory to it and the Administrative Agent, (d) has, or has a Lender Parent that has, become the subject of a Bankruptcy Event or (e) has, or has a Lender Parent that has, become the subject of a Bail-In Action. “Disposition” means the sale, transfer, lease or other disposition (including exclusive licenses) of any asset or property. “Disposed” has the meaning correlative thereto. “Distribution Business” means the Distribution Subsidiaries and their respective assets, liabilities and businesses. “Distribution Event” means any dividend or other distribution by the Company of any Capital Stock in any Subsidiary, or any transaction or series of related transactions that otherwise result in any Capital Stock in any Subsidiary being transferred to holders of Capital Stock in the Company, provided that, in each case, as a result thereof such Subsidiary ceases to be consolidated in the financial statements of the Company in conformity with GAAP. “Distribution Subsidiaries” means the Subsidiary that is the subject of a Distribution Event, together with its Subsidiaries. “Domestic Subsidiary” means a Subsidiary of the Company organized under the laws of the United States of America, any State thereof or the District of Columbia. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of any Person described in clause (a) above or (c) any entity established in an EEA Member Country that is a subsidiary of any Person described in clause (a) or (b) above and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.

12 [[6906274]] “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02), which date is acknowledged to be July 16, 2025. “Electronic Signature” means an electronic signature, sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), a Defaulting Lender (or a Person that would constitute a Defaulting Lender upon the consummation of such assignment), the Company, any Subsidiary or any other Affiliate of the Company. “Employee Related Persons” means, with respect to any Person, any current or former officers, directors, employees, members of management, managers or consultants of such Person, or any Affiliate or Immediate Family Member of any of the foregoing. “Engagement Letter” means the Engagement Letter dated June 13, 2025, among the Company and BofA Securities, Inc. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan; (d) the filing of a notice of intent to terminate, or the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA or any Multiemployer Plan, or is expected to be, insolvent, within the meaning of Title IV of ERISA, or is in endangered, critical or critical and declining status within the meaning of Section 432 of the Code or Section 305 of ERISA; (h) the failure to make any “minimum required contribution” (as defined under the Pension Funding Rules) to any Pension Plan, whether or not waived or (i) the

13 [[6906274]] imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Events of Default” has the meaning set forth in Section 7.01. “Exchange Act” means the United States Securities Exchange Act of 1934. “Exchange Rate” means, on any day, for purposes of determining the US Dollar Equivalent of any other currency, the rate at which such other currency may be exchanged into US Dollars, determined by using the closing rate of exchange as of the date two Business Days immediately preceding the date of determination, as such closing rate of exchange is displayed on the applicable Bloomberg page (or on any successor or substitute service providing rate quotations comparable to those currently provided by such service, as determined by the Administrative Agent from time to time in its reasonable discretion). In the event that such rate is not displayed on the applicable Bloomberg page (or on any successor or substitute service providing rate quotations comparable to those currently provided by such service, as determined by the Administrative Agent from time to time in its reasonable discretion), the Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent or one of its Affiliates in the market where its, or its Affiliate’s, foreign currency exchange operations in respect of such currency are then being conducted, at or as near as practicable to such time of determination, on such day for the purchase of US Dollars for delivery two Business Days later, provided that if at the time of such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it reasonably deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that otherwise are Other Connection Taxes, (b) in the case of a Lender, Bermuda and US federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in such Loan or Commitment (it being understood that the date on which a Lender acquires an interest in a Loan funded pursuant to a Commitment is the date on which the Lender acquires the applicable Commitment, but the date on which a Lender acquires an interests in a Loan not funded pursuant to a Commitment is the date on which the Lender acquires an interests in the applicable loan); provided that this clause (i) shall not apply to a Lender that becomes a Lender pursuant to an assignment request by the Company under Section 2.16(b), or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.14, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in such Loan or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.14(f), and (d) any withholding Taxes imposed under FATCA. “Existing Maturity Date” has the meaning set forth in Section 2.20(a).

14 [[6906274]] “Extending Lender” has the meaning set forth in Section 2.20(b). “Extension Effective Date” has the meaning set forth in Section 2.20(c). “Extension Notice” has the meaning set forth in Section 2.20(a). “Facility Fee” has the meaning set forth in Section 2.09(a). “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b) of the Code as of the date of this Agreement (or any amended or successor version described above), and any intergovernmental agreement (and any related fiscal or regulatory legislation, rules or official practices) implementing the foregoing. “Federal Funds Effective Rate” means, for any day, the rate per annum calculated by the NYFRB based on such day’s federal funds transactions by depository institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee Letter” means the BofA Fee Letter dated June 13, 2025, among the Company, Bank of America, N.A. and BofA Securities, Inc. “Financial Strength Rating” means, as to any Person, (a) the rating that has been most recently announced by A.M. Best as the “financial strength rating” of such Person or (b) in the event that A.M. Best ceases to exist or to issue financial strength ratings generally, the equivalent financial strength rating of such Person by S&P. “FinCEN” means the United States Treasury Department’s Financial Crimes Enforcement Network. “Floor” means 0.00%. “Foreign Lender” means a Lender that is not a US Person. “Foreign Subsidiary” means a Subsidiary that is not a Domestic Subsidiary. “GAAP” means, subject to Section 1.04, generally accepted accounting principles in the United States of America, applied in accordance with the consistency requirements thereof. “GAIL” means Group Ark Insurance Limited, a Bermuda exempted company limited by shares, registered under the Insurance Act 1978 of Bermuda, as amended. “Governmental Authority” means (a) any nation or government, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative authority or functions of or pertaining to government, including any authority or other quasi-governmental entity established to perform any of such functions and

15 [[6906274]] (b) any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank. “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (d) as an account party in respect of any letter of credit, bank guaranty or a similar instrument issued to support such Indebtedness; provided that the term “Guarantee” shall not include (x) endorsements for collection or deposit in the ordinary course of business or (y) indemnity, reimbursement or similar obligations entered into in connection with any Acquisition, Disposition or other transaction permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount, as of any date of determination, of any Guarantee shall be the principal amount outstanding on such date of the Indebtedness guaranteed thereby (or, in the case of (i) any Guarantee the terms of which limit the monetary exposure of the guarantor or (ii) any Guarantee of an obligation that does not have a principal amount, the maximum monetary exposure as of such date of the guarantor under such Guarantee (as determined, in the case of clause (i), pursuant to such terms or, in the case of clause (ii), reasonably and in good faith by the chief financial officer of the Company)). “Guarantee Agreement” means a Guarantee Agreement, by and among the Company, the Subsidiary Guarantors and the Administrative Agent, substantially in the form of Exhibit D, together with all supplements thereto. “Hedging Agreement” means any agreement with respect to any swap, forward, future or derivative transaction, or any option or similar agreement, involving, or settled by reference to, one or more rates, currencies, commodities, prices of equity or debt securities or instruments, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value, or any similar transaction or combination of the foregoing transactions; provided that any phantom stock or similar plan providing for payments only on account of services provided by, or any stock option or stock compensation plan providing for grants to, current or former directors, officers, employees or consultants of the Company or the Subsidiaries shall not constitute a Hedging Agreement. “Hybrid Exclusion Amount” means, at any date, an amount equal to 15% of the Total Capitalization as of such date. “Hybrid Securities” means Securities that, at the time of the issuance thereof or at any time thereafter, are accorded at least some equity credit by any Rating Agency. “Hybrid Securities Amount” means, with respect to any Hybrid Securities, the principal amount (which principal amount may be a portion of the aggregate principal amount) of such Hybrid Securities that is accorded equity credit treatment by any Rating Agency; provided that (a) in the event any Hybrid Securities are accorded equity credit by more than one Rating Agency, the highest amount or percentage thereof shall apply and (b) with respect to the equity

16 [[6906274]] credit accorded by any single Rating Agency to any Hybrid Securities, the equity credit accorded by such Rating Agency at the time of issuance of such Hybrid Securities shall be deemed to apply to such Hybrid Securities to the extent such Hybrid Securities remain outstanding, irrespective of any change in the equity credit accorded by such Rating Agency or any other Rating Agency to such Hybrid Securities at any time after the date of issuance thereof (it being agreed, for avoidance of doubt, that any change in the amount or percentage of the equity credit accorded to such Hybrid Security by such Rating Agency that is contemplated in the equity credit treatment accorded to such Hybrid Security as of the date of issuance thereof shall continue to be given effect after the date of issuance in determining the Hybrid Securities Amount with respect to such Hybrid Securities). “Immediate Family Member” means, with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, domestic partner, former domestic partner, sibling, mother-in- law, father-in-law, son-in-law and daughter-in-law (including any adoptive relationship), any trust, partnership or other bona fide estate planning vehicle the only beneficiaries of which are any of the foregoing individuals, such individual’s estate (or an executor or administrator acting on its behalf), heirs or legatees or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor. “Incremental Commitment” means, with respect to any Lender, the commitment, if any, of such Lender, established pursuant to an Incremental Facility Agreement and Section 2.18, to make Loans and to acquire participations in Letters of Credit hereunder. “Incremental Facility Agreement” means an Incremental Facility Agreement, in form and substance reasonably satisfactory to the Company and, solely for purposes of giving effect to Section 2.18, the Administrative Agent, among the Company, the Administrative Agent and one or more Incremental Lenders, establishing Incremental Commitments and effecting such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.18. “Incremental Lender” means a Lender with an Incremental Commitment. “Indebtedness” of any Person means, without duplication: (a) all indebtedness for borrowed money of such Person; (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments (it being understood that obligations in respect of surety bonds, performance bonds or similar instruments are not covered by this clause (b)); (c) obligations of such Person as lessee under Capital Leases that have been or should be recorded as liabilities on a balance sheet of such Person in conformity with GAAP; (d) all obligations of such Person to pay the deferred purchase price of property or services; (e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn), bankers’ acceptances, bank guaranties and similar obligations issued for the account of such Person;

17 [[6906274]] (f) all obligations of a type set forth in clause (a), (b), (c), (d) or (e) of this definition secured by a Lien on the property of such Person, whether or not such obligations shall have been assumed by such Person; provided that if such Person has not assumed or otherwise become liable for such obligations, the amount of Indebtedness under this clause (f) shall be the lesser of (i) the principal amount of such obligations and (ii) the fair market value of such property securing such obligations at the time of determination; and (g) any Guarantee by such Person of the Indebtedness of another. Notwithstanding the foregoing and, where applicable, for the avoidance of doubt, the term “Indebtedness” shall not include (i) any deferred or prepaid revenue (including unearned insurance premiums), (ii) accrued expenses or trade accounts payable (including account payable under insurance, reinsurance contracts and retrocession), (iii) obligations under insurance and reinsurance policies or agreements relating thereto, annuities, performance and surety bonds and other products underwritten by the Company or any Subsidiary in the ordinary course of business, (iv) deferred compensation payable to Employee Related Persons of the Company or any Subsidiary, (v) earn-out or other contingent payment obligations arising in connection with any Acquisition or other similar investment, (vi) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the seller, (vii) liabilities associated with customer prepayments and deposits (including premiums held in trust) and (viii) any obligations that would otherwise constitute Indebtedness but that has been defeased or satisfied and discharged pursuant to the terms thereof. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership of which such Person is a general partner to the extent such Person would be liable therefor under applicable law or any agreement or instrument by virtue of such Person’s ownership interest in such other Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning set forth in Section 9.03(b). “Insurance Subsidiary” means any Subsidiary that is subject to regulation as an insurance or reinsurance company. “Interest Charges” has the meaning set forth in Section 9.13. “Interest Election Request” means a request by the Company to convert or continue a Borrowing in accordance with Section 2.05, which shall be in the form of Exhibit E or any other form approved by the Administrative Agent and the Company. “Interest Payment Date” means (a) with respect to any ABR Loan, the first Business Day following the last day of each March, June, September and December and the Maturity Date, (b) with respect to any RFR Loan, the first day of each calendar month and the Maturity Date and (c) with respect to any Term SOFR Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part (and, in the case of a Term SOFR Borrowing with an Interest Period of more than three months’ duration, such day or days prior to

18 [[6906274]] the last day of such Interest Period as shall occur at intervals of three months’ duration after the first day of such Interest Period) and the Maturity Date. “Interest Period” means with respect to any Term SOFR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (or, if consented to by each Lender participating in such Borrowing, any other period), as the Company may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (c) no Interest Period shall extend beyond the Maturity Date (for the avoidance of doubt, as it may be extended pursuant to Section 2.20). For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “IRS” means the Internal Revenue Service and any Person succeeding to the functions thereof. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuing Bank” means (a) Bank of America, N.A. and (b) each Lender that shall have become an Issuing Bank hereunder as provided in Section 2.19(i) (other than any Person that shall have ceased to be an Issuing Bank as provided in Section 2.19(j)), each in its capacity as an issuer of Letters of Credit hereunder. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall, or shall cause such Affiliate to, comply with the requirements of Section 2.19 with respect to such Letters of Credit). “Judgment Currency” has the meaning set forth in Section 9.18(b). “LC Commitment” means, with respect to any Issuing Bank, the maximum permitted amount of the LC Exposure that may be attributable to Letters of Credit issued by such Issuing Bank. The amount of each Issuing Bank’s LC Commitment is set forth on Schedule 2.19 or, in the case of any Issuing Bank that becomes an Issuing Bank hereunder pursuant to Section 2.19(i), in a written agreement referred to in such Section or, in each case, is such other maximum permitted amount with respect to any Issuing Bank as may have been agreed in writing (and notified in writing to the Administrative Agent) by such Issuing Bank and the Company. “LC Disbursement” means a payment made by any Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of (a) the sum of the US Dollar Equivalents of the aggregate amount of all Letters of Credit that remains available for drawing at such time and (b) the sum of the US Dollar Equivalents of the aggregate amount of all LC

19 [[6906274]] Disbursements that have not yet been reimbursed by the Company at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time, adjusted to give effect to any reallocation under Section 2.17(c) of the LC Exposure of Defaulting Lenders in effect at such time. “Lender Parent” means, with respect to any Lender, any Person in respect of which such Lender is a subsidiary. “Lender Recipient Parties” means, collectively, the Lenders and the Issuing Banks. “Lenders” means the Persons listed on Schedule 2.01, any Incremental Lender that shall have become a party hereto pursuant to an Incremental Facility Agreement and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment and Assumption. “Letter of Credit” means each letter of credit issued pursuant to this Agreement, other than any letter of credit that shall have ceased to be a “Letter of Credit” outstanding hereunder pursuant to Section 9.05. “Lien” means (a) any mortgage, deed of trust, pledge, lien or security interest, or any other charge, assignment, deposit arrangement or other encumbrance, in each case, in the nature of security, whether voluntarily or involuntarily given, and (b) the interest of a vendor or a lessor under any conditional sale or other title retention arrangement; provided that in no event shall an operating lease, or the interest of a lessor thereunder, be deemed to constitute a Lien. “Loan” has the meaning set forth in Section 2.01. “Loan Document Obligations” means (a) the due and punctual payment by the Company of the principal of and interest (including interest accruing, at the rate specified herein, during the pendency of any proceeding under any Debtor Relief Laws, regardless of whether allowed or allowable in such proceeding) on all Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) the due and punctual payment by the Company of each payment required to be made by the Company under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of LC Disbursements, interest thereon (including interest accruing, at the rate specified herein, during the pendency of any proceeding under any Debtor Relief Laws, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral and (c) the due and punctual payment or performance by the Company and each Subsidiary Guarantor of all other monetary obligations under this Agreement or any other Loan Document, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations accruing, at the rate specified herein or therein, or incurred during the pendency of any proceeding under any Debtor Relief Laws, regardless of whether allowed or allowable in such proceeding). “Loan Documents” means this Agreement, the Guarantee Agreement, if any, any agreement designating an additional Issuing Bank as contemplated by Section 2.19(i), each Incremental Facility Agreement and, except for purposes of Section 9.02, any promissory notes delivered pursuant to Section 2.07(c) and each written agreement (if any) between the Company and any Issuing Bank regarding such Issuing Bank’s LC Commitment.

20 [[6906274]] “Loan Parties” means the Company and the Subsidiary Guarantors. “Material Adverse Effect” means a material adverse effect on (a) the financial condition, operations, assets or business of the Company and its Subsidiaries, taken as a whole, (b) the ability of the Loan Parties, taken as a whole, to perform any of the payment obligations under any Loan Document or (c) the rights and remedies, taken as a whole, of the Administrative Agent and the Lenders under the Loan Documents. “Material Indebtedness” means Indebtedness (other than under the Loan Documents and Indebtedness between or among the Company and its Subsidiaries), or obligations under Hedging Agreements, of any one or more of the Company and the Subsidiaries in an aggregate outstanding principal amount of US$100,000,000 or more. For purposes of determining Material Indebtedness, the “principal amount” of obligations of the Company or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time. “Material Insurance Subsidiary” means any Insurance Subsidiary (whether existing on or acquired or formed after the Effective Date) that is a “significant subsidiary” as such term is defined in Regulation S-X under the Exchange Act. “Material Subsidiary” means each Subsidiary of the Company (a) the consolidated total assets (determined eliminating all intercompany items) of which account for 5.0% or more of the consolidated total assets of the Company or (b) the consolidated revenues (determined eliminating all intercompany items) of which account for 5.0% or more of the consolidated revenues of the Company, in each case as of the end of or for the most recently ended Test Period; provided that if at the end of or for any Test Period the combined consolidated total assets or combined consolidated revenues (in each case, determines eliminating all intercompany items) of all Subsidiaries that under clauses (a) and (b) above would not constitute Material Subsidiaries shall have accounted for more than 10.0% of the consolidated total assets of the Company or 10.0% of the consolidated revenues of the Company, then, unless the Company otherwise designates Subsidiaries in writing, one or more of such excluded Subsidiaries shall for all purposes of this Agreement be deemed to be Material Subsidiaries in descending order based on the amounts of their consolidated total assets or consolidated revenues, as the case may be, until such excess shall have been eliminated. “Maturity Date” means the third anniversary of the Effective Date, as such date may be extended pursuant to Section 2.20. “Maximum Rate” has the meaning set forth in Section 9.13. “MNPI” means material information concerning the Company or any Subsidiary, or any of their securities, that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act and the Exchange Act. For purposes of this definition, “material information” means information concerning the Company or any Subsidiary, or any of their securities, that could reasonably be expected to be material for purposes of the United States federal and state securities laws. “Moody’s” means Moody’s Investors Service, Inc., or any successor to the rating agency business thereof.

21 [[6906274]] “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Non-Defaulting Lender” means, at any time, any Lender that is not a Defaulting Lender at such time. “Non-Extending Lender” has the meaning set forth in Section 2.20(b). “NYFRB” means the Federal Reserve Bank of New York. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “OFAC” means the United States Treasury Department’s Office of Foreign Assets Control. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.16). “Participant Register” has the meaning set forth in Section 9.04(c)(ii). “Participants” has the meaning set forth in Section 9.04(c)(i). “PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor. “Pension Funding Rules” means the minimum funding standards under Section 412 or Section 430 of the Code. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA) (excluding any Multiemployer Plan) that is (a) maintained or is contributed to by the Company or any ERISA Affiliate and (b) covered by Title IV of ERISA or is subject to the Pension Funding Rules. “Permitted Encumbrances” means: (a) Liens imposed by law for Taxes that are immaterial, are not overdue by more than 60 days or are being contested in compliance with Section 5.07;

22 [[6906274]] (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlords’ and other Liens imposed by law (other than any Lien imposed pursuant to Section 430(k) of the Code or Section 303(k) or 4068 of ERISA or a violation of Section 436 of the Code), arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in good faith by appropriate proceedings; (c) Liens incurred (i) in compliance with workers’ compensation, unemployment insurance and other social security laws or similar legislation, (ii) to secure liabilities to insurance carriers under insurance or self-insurance arrangements in respect of obligations of the type set forth in clause (i) above or (iii) in respect of letters of credit, bank guarantees or similar instruments issued for the account of the Company or any Subsidiary supporting obligations of the type set forth in clause (i) or (ii) above; (d) Liens incurred (i) to secure the performance of bids, tenders, leases, statutory obligations, surety, stay, customs and appeal bonds and performance bonds, government contracts, trade contracts (other than for Indebtedness) and other obligations of a like nature, in each case in the ordinary course of business and (ii) in respect of letters of credit, bank guarantees or similar instruments issued for the account of the Company or any Subsidiary supporting obligations of the type set forth in clause (i) above; (e) Liens incurred (i) to secure any liability for reimbursement, premium or indemnification obligations of insurance brokers or carriers providing property, casualty, liability or other insurance to the Company and its Subsidiaries or (ii) in respect of letters of credit, bank guarantees or similar instruments issued for the account of the Company or any Subsidiary supporting obligations of the type set forth in clause (i) above; (f) Liens consisting of (i) any interest or title of a lessor, sub-lessor, licensor or sub-licensor under any lease, license or similar arrangement permitted hereunder, (ii) any landlord lien permitted by the terms of any lease, or assignments of insurance or condemnation proceeds provided to landlords (or their mortgagees) pursuant to the terms of any lease, (iii) any restriction or encumbrance to which the interest or title of such lessor, sub-lessor, licensor or sub-licensor may be subject, (iv) any subordination of the interest of the lessee, sub-lessee, licensee or sub-licensee under such lease, license or similar arrangement to any restriction or encumbrance referred to in the preceding clause (iii) or (v) ground leases or subleases in respect of real property on which facilities owned or leased by the Company and/or any of its Subsidiaries are located; (g) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business and which do not secure any Indebtedness; (h) Liens consisting of easements, rights-of-way, covenants, licenses, agreements, declarations, restrictions, defects, encroachments, and other similar rights, and any minor defects or irregularities in title, and leases, subleases, tenancies, options, concession agreements, rental agreements, occupancy agreements, access agreements and any other similar agreements, whether or not of record, affecting any real property, which do not, in the aggregate, materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries, taken as a whole;

23 [[6906274]] (i) Liens in connection with any zoning, building or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any or dimensions of real property or the structure thereon, including Liens in connection with any condemnation, taking or similar event proceedings; (j) Liens securing obligations under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of the Company and/or its Subsidiaries; (k) the rights, if any, of any Governmental Authority or public utility company to construct and/or maintain lines, pipes, wires, cables, poles, conduits and distribution boxes and equipment in, over, under, and/or upon any portion of any real property; (l) (i) Liens securing judgments, awards, attachments and/or decrees and notices of lis pendens and associated rights relating to litigation being contested in good faith not constituting an Event of Default under Section 7.01(e) and (ii) any pledge and/or deposit securing any settlement of litigation; (m) banker’s liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with depository institutions and securities accounts and other financial assets maintained with securities intermediaries; provided that such deposit accounts or funds and securities accounts and other financial assets are not established or deposited for the purpose of providing collateral for any Indebtedness; (n) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection and (ii) in favor of a banking institution arising as a matter of law or pursuant to terms and conditions generally imposed by such banking institution on its customers encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry; (o) Liens arising from precautionary UCC financing statements or similar filings relating to (i) operating leases or consignment or bailee arrangements entered into in the ordinary course of business or (ii) any sale of accounts receivable for which a UCC financing statement or similar filing under applicable law is required; (p) Liens arising (i) out of conditional sale, title retention, consignment or similar arrangements for the sale of any asset in the ordinary course of business or (ii) by operation of law under Article 2 of the UCC (or similar law under any jurisdiction); (q) Liens consisting of the prior rights of consignees and their creditors under consignment arrangements entered into in the ordinary course of business; (r) Liens that are contractual rights of set-off or netting arrangements; (s) deposits with Applicable Insurance Regulatory Authorities that are required by law and statutory Liens on assets of any Insurance Subsidiary or any of its subsidiaries; (t) Liens arising in connection with reinsurance trusts or ceding companies in the ordinary course of business;

24 [[6906274]] (u) Liens on assets held in trust in respect of, or deposited or segregated to secure, liabilities assumed in the ordinary course of the insurance or reinsurance business or under any insurance, reinsurance or retrocession contract; (v) Liens arising in connection with (i) repurchase and reverse repurchase arrangements with respect to Securities and financial instruments incurred in the ordinary course of business, (ii) investing activities in the ordinary course of business and (iii) Securities lending arrangements entered into in the ordinary course of business; (w) Liens (other than Liens securing any Indebtedness) that are customary in the operation of the business of the Company and/or its Subsidiaries; (x) security given to a public utility or to any municipality or other Governmental Authority when required by such public utility, municipality or other Governmental Authority in connection with the operations of the Company and the Subsidiaries in the ordinary course of business; (y) Liens in favor of any Governmental Authority to secure partial, progress, advance or other payments; (z) Liens arising out of receipt of customer deposits or advance payments from customers, or deposits required by suppliers, in each case in the ordinary course of business; and (aa) restrictions on transfers of Securities imposed by applicable securities laws. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Company or any ERISA Affiliate or any such plan to which the Company or any ERISA Affiliate is required to contribute on behalf of any of its employees. “Platform” has the meaning set forth in Section 9.01(d). “Prime Rate” means, on any day, the rate of interest in effect for such day as publicly announced from time to time by Bank of America, N.A. as its “prime rate”. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. “Private Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that are not Public Side Lender Representatives. “Protected Person” means the Administrative Agent (and any sub-agent thereof), the Arrangers, the Syndication Agent, each Lender and each Issuing Bank, and each Related Party of any of the foregoing. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

25 [[6906274]] “Public Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that do not wish to receive MNPI. “Rating Agency” means any of S&P, Moody’s and A.M. Best. “Recipient” means the Administrative Agent any Lender, any Issuing Bank or any combination thereof (as the context requires). “Refinancing” has the meaning set forth in the definition of “Refinancing Indebtedness”. “Refinanced” shall have a correlative meaning. “Refinancing Indebtedness” means, with respect to any Indebtedness (the “Original Indebtedness”), any other Indebtedness that extends, renews, refinances or replaces (collectively, a “Refinancing”) such Original Indebtedness (or any prior Refinancing Indebtedness in respect thereof); provided that (a) the principal amount (or accreted value, if applicable) of such Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Original Indebtedness except by an amount equal to the sum of (i) unpaid accrued interest, dividend and premium (including tender premiums) thereon plus defeasance costs, underwriting discounts, other amounts paid, and fees, commissions and expenses (including upfront fees or similar fees, original issue discount or initial yield payments) incurred, in connection with such Refinancing and (ii) any existing revolving or delayed draw commitments unutilized thereunder to the extent that the portion of any such existing and unutilized commitment being refinanced was permitted to be drawn under Section 6.01(b) immediately prior to such refinancing (other than by reference to a Refinancing) and such drawing shall be deemed to have been made and (b) to the extent the Original Indebtedness is unsecured, such Refinancing Indebtedness shall be unsecured except to the extent otherwise permitted pursuant to Section 6.02. “Register” has the meaning set forth in Section 9.04(b)(iv). “Regulation U” means Regulation U of the Board of Governors. “Regulation X” means Regulation X of the Board of Governors. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the directors, officers, partners, members, trustees, employees, agents, administrators, receivers, managers, representatives and advisors of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of Loans denominated in US Dollars, the Board of Governors or the NYFRB, as applicable, or a committee officially endorsed or convened by the Board of Governors and/or the NYFRB or, in each case, any successor thereto and (b) with respect to a Benchmark Replacement in respect of Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto. “Relevant Rate” means (a) with respect to any Term SOFR Borrowing, the Adjusted Term SOFR, (b) with respect to any RFR Borrowing denominated in US Dollars, the Adjusted Daily Simple SOFR and (c) with respect to any RFR Borrowing denominated in Sterling, the Daily Simple SONIA. “Removal Effective Date” has the meaning specified in Section 8.06(b).

26 [[6906274]] “Replacement Lender” has the meaning set forth in Section 2.20(d). “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the 30 day notice period has been waived. “Required Lenders” means, at any time, the Lenders having Revolving Exposures and unused Commitments representing more than 50% of the sum of the Aggregate Revolving Exposure and the aggregate amount of the unused Commitments at such time. “Rescindable Amount” has the meaning specified in Section 2.15(d). “Resignation Effective Date” has the meaning specified in Section 8.06(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means, with respect to any Person, the chief executive officer, the president, the chief financial officer, any executive vice president or any managing director of such Person (or, in the case of any Person that is a limited liability company or a limited partnership, of the applicable member or general partner of such Person, and any manager of such Person) and, solely as to any certificates or similar documents delivered hereunder, any secretary or assistant secretary of such Person and, solely for purposes of notices given pursuant to Article II, any other officer of the Company so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the Company designated in or pursuant to an agreement between the Company and the Administrative Agent. Any document delivered under any Loan Document that is signed by a Responsible Officer of any Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party, and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Revolving Exposure” means, with respect to any Lender at any time, the sum of (a) the sum of the US Dollar Equivalents of the principal amounts of such Lender’s Loans outstanding at such time and (b) such Lender’s LC Exposure at such time. “RFR” means, for any Loan, interest or other amount denominated in, or calculated with respect to, (a) Sterling, SONIA and (b) US Dollars, Daily Simple SOFR. “RFR Borrowing” means any Borrowing comprised of RFR Loans. “RFR Loan” means a Loan that bears interest at a rate determined by reference to (a) in the case of Loans denominated in US Dollars, the Adjusted Daily Simple SOFR and (b) in the case of Loans denominated in Sterling, the Daily Simple SONIA. “S&P” means S&P Global Ratings, a division of S&P Global Inc., or any successor to its rating agency business. “Sanctioned Country” means, at any time, a country, region or territory that itself is the subject of any Sanctions.

27 [[6906274]] “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions- related list of designated Persons maintained by OFAC or the US Department of State or by the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom, (b) any Person located, organized or resident in a Sanctioned Country or (c) any Person 50% or more owned or controlled by any Person or Persons described in the preceding clauses (a) and (b). “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the US government, including those administered by OFAC or the US Department of State, or (b) the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom. “SEC” means the United States Securities and Exchange Commission. “Securities” means any stock, share, partnership interest, membership interest in a limited liability company, voting trust certificate, certificate of interest or participation in any profit-sharing agreement or arrangement, option, warrant, bond, debenture, note, or other evidence of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing. “Securities Act” means the United States Securities Act of 1933. “SOFR” means, with respect to any applicable determination date, the Secured Overnight Financing Rate published on the fifth US Government Securities Business Day preceding such date by the SOFR Administrator on the SOFR Administrator’s Website; provided however that if such determination date is not a US Government Securities Business Day, then SOFR means such rate that applied on the first US Government Securities Business Day immediately prior thereto. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s Website, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto. “SONIA Borrowing” means any Borrowing comprised of SONIA Loans. “SONIA Loan” means any Loan that bears interest at a rate determined by reference to the Daily Simple SONIA. “Sterling” or “₤” means the lawful currency of the United Kingdom.

28 [[6906274]] “subsidiary” of any Person at any time means any corporation, partnership, limited liability company or other entity of which such Person owns, directly or indirectly, more than 50% of Voting Capital Stock at such time. “Subsidiary” means any subsidiary of the Company. “Subsidiary Guarantor” means any Subsidiary that is a party to the Guarantee Agreement. It is acknowledged that there are no Subsidiary Guarantors as of the Effective Date. “Successor Company” has the meaning set forth in Section 6.03(a). “Syndication Agent” means Barclays Bank plc, in its capacity as the syndication agent for the credit facility established hereunder. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax and penalties applicable thereto. “Term SOFR” means: (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Reference Rate two US Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if such rate is not published prior to 11:00 a.m., New York City time, on such determination date, then Term SOFR means the Term SOFR Reference Rate on the first US Government Securities Business Day immediately prior thereto; and (b) for any interest calculation with respect to an ABR Loan or otherwise with respect to the Alternate Base Rate on any date, the rate per annum equal to the Term SOFR Reference Rate two US Government Securities Business Days prior to such date with a term of one month commencing on such date; provided that if such rate is not published prior to 11:00 a.m., New York City time, on such determination date, then Term SOFR means the Term SOFR Reference Rate on the first US Government Securities Business Day immediately prior thereto. “Term SOFR Borrowing” means any Borrowing comprised of Term SOFR Loans. “Term SOFR Loan” means any Loan that bears interest at a rate determined by reference to the Adjusted Term SOFR (other than solely as a result of clause (c) of the definition of Alternate Base Rate). “Term SOFR Reference Rate” means the forward-looking SOFR term rate administered by CME Term SOFR Administrator and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “Termination Date” means the first date on which (a) all Commitments have expired or terminated, (b) the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document (other than contingent obligations for which no claim or demand has been made on the Company) have been paid in full in cash and (c) all Letters of Credit have expired or have been terminated (or have been collateralized or back-stopped by a letter

29 [[6906274]] of credit or otherwise, or deemed issued under another agreement, in each case, in a manner reasonably satisfactory to the applicable Issuing Bank) and all LC Disbursements have been reimbursed. “Test Period” means, as of any date, the period of four consecutive fiscal quarters then most recently ended for which financial statements have been delivered (or are required to have been delivered) pursuant to Section 5.01(a) or 5.01(b), as applicable (or, prior to the first such delivery and other than for purposes of Section 6.04, the period of four consecutive fiscal quarters ended March 31, 2025). “Total Capitalization” means, as at any date, the sum of (a) the Consolidated Net Worth as of such date, plus (b) the Total Consolidated Indebtedness as of such date (excluding, to the extent otherwise included therein, Hybrid Securities), plus (c) the amounts in respect of Hybrid Securities that would, in conformity with GAAP, be reflected on a consolidated balance sheet of the Company and its consolidated Subsidiaries prepared as of such date. “Total Consolidated Indebtedness” means, at any date, the sum, without duplication, of all Indebtedness referred to in clause (a) or (b) of the definition of such term of the Company and its Subsidiaries that would, in conformity with GAAP, be reflected and classified as debt on a consolidated balance sheet of the Company and its consolidated Subsidiaries prepared as of such date; provided that to the extent that the aggregate principal amount of Indebtedness represented by any Hybrid Securities at any date does not exceed the Hybrid Exclusion Amount as of such date, the Hybrid Securities Amount applicable to such Hybrid Securities shall be excluded from Total Consolidated Indebtedness. Notwithstanding the foregoing, Total Consolidated Indebtedness shall, in any event and, where applicable, for the avoidance of doubt, not include (a) Indebtedness referred to in Sections 6.01(o)(i)(B), 6.01(o)(ii), 6.01(p), 6.01(q) and 6.01(t), (b) any letters of credit (except to the extent of any drawn amounts thereunder that have not been reimbursed within five Business Days), bank guarantees, surety bonds or similar instruments, (c) any obligations under Hedging Agreements, (d) any amounts resulting from consolidation of any Person that is a VIE or (e) any Indebtedness to the extent that, upon or prior to the maturity thereof, cash and/or cash equivalents shall have been irrevocably deposited with the proper Person in trust or escrow for the payment, redemption or satisfaction in full of such Indebtedness. “Transactions” means (a) the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and, in the case of the Company, the borrowing of Loans and the issuance of Letters of Credit and (b) the payment of fees and expenses in connection with the foregoing. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR (other than solely as a result of clause (c) of the definition of Alternate Base Rate), the Adjusted Daily Simple SOFR, the Daily Simple SONIA or the Alternate Base Rate. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain Affiliates of such credit institutions or investment firms.

30 [[6906274]] “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “US Dollar Equivalent” means, on any date of determination, (a) with respect to any amount in US Dollars, such amount, and (b) with respect to any amount in Sterling, the equivalent in US Dollars of such amount, determined by the Administrative Agent using the Exchange Rate with respect to Sterling in effect for such amount on such date. The US Dollar Equivalent at any time of the amount of any Loan or Letter of Credit denominated in Sterling shall be the amount most recently determined as provided in Section 1.05(a). “US Dollars” or “US$” refers to lawful money of the United States of America. “US Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “US Person” means any Person that is a “United States person” within the meaning of Section 7701(a)(30) of the Code. “US Tax Compliance Certificate” has the meaning set forth in Section 2.14(f)(ii)(B)(3). “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001. “VIE” means any Person that, in conformity with GAAP, is required to be accounted as a “variable interest entity” in the consolidated financial statements of the Company. “Voting Capital Stock” of a Person means Capital Stock of such Person of the class or classes the holders of which are entitled (without regard to the occurrence of any contingency) to vote in the election of the members of the board of directors or equivalent governing body of such Person. “wholly owned”, when used in reference to a subsidiary of any Person, means that all the Capital Stock in such subsidiary (other than directors’ qualifying shares and other nominal amounts of Capital Stock that are required to be held by other Persons under applicable law) are owned, beneficially and of record, by such Person, another wholly owned subsidiary of such Person or any combination thereof. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to

31 [[6906274]] provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings may be classified and referred to by Type (e.g., a “Term SOFR Loan” or “Term SOFR Borrowing”). SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders, writs and decrees, of all Governmental Authorities. Except as otherwise provided herein and unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document (including this Agreement and the other Loan Documents) shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified, and all references to any statute shall be construed as referring to all rules, regulations, rulings and official interpretations promulgated or issued thereunder, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (f) any reference herein to a merger or any derivative term shall be construed to include references to an amalgamation and the corresponding derivative terms. For purposes of this Agreement and any other Loan Document, the fair market value of any asset or property shall be such fair market value as is reasonably determined by the Company (it being understood that, where the Company reasonably determines that it is appropriate to do so, the Company may base its determination on the book value of such asset or property). It is understood and agreed that (i) nothing in Section 6.01 or 6.02 is intended to expand the definition of the terms Indebtedness or Lien, as applicable, it being further understood that any clause or subclause set forth in any such Section that contains an exception for items or actions that are not (even if such clause or subclause were to be disregarded) restricted by such Section are intended to evidence, for the avoidance of doubt, the permissibility of such item or action or to permit other items or actions that expressly refer to such clause or subclause and (ii) the term “ordinary course of business” or phrases of similar import, when used in reference to the Company or any Subsidiary, is not limited to actions consistent with their past practice and instead shall be ordinary course of business as determined by the Company in good faith (it being understood that the Company may base its determination on general industry practices or industry norm).

32 [[6906274]] SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature used herein shall be construed in conformity with GAAP as in effect from time to time; provided that (a) if the Company, by notice to the Administrative Agent, shall request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent or the Required Lenders, by notice to the Company, shall request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and (b) notwithstanding any other provision contained herein, other than for purposes of Sections 3.04, 5.01(a) and 5.01(b), all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, (x) without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Accounting Standards Codification having a similar result or effect) (and related interpretations) to value any Indebtedness at “fair value”, as defined therein, (y) except as provided herein with respect to Hybrid Securities, without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification having a similar result or effect) (and related interpretations) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and (z) unless otherwise elected by the Company by written notice to the Administrative Agent (in which case the provisions of this clause (z) shall cease to apply from and after such notice), without giving effect to any change to GAAP as a result of the adoption or effectiveness of any proposals set forth in the Proposed Accounting Standards Update, Leases (Topic 842), or any other proposals issued by the Financial Accounting Standards Board in connection therewith, in each case if such change would require treating any lease (or similar arrangement conveying the right to use) as a Capital Lease (or a finance lease) where such lease (or similar arrangement) was not required to be so treated under GAAP as in effect on December 31, 2017. It is understood and agreed that VIEs shall not be treated as Subsidiaries for purposes of Articles III, V, VI and VII, or any other representations and warranties or covenants set forth in any other Loan Document, in each case, unless otherwise constituting a Subsidiary, provided that this sentence shall not be interpreted to modify references to “consolidated financial statements” or phrases of similar import or to affect any financial definition set forth herein that requires determination thereof be made on a “consolidated basis”. SECTION 1.05. Currency Translation. (a) The Administrative Agent shall determine the US Dollar Equivalent of (i) any SONIA Loan in accordance with the Administrative Agent’s standard practices (which determination shall be conclusive absent manifest error), with such frequency (including daily) as the Administrative Agent deems to be necessary or advisable in its sole discretion and (ii) any Letter of Credit denominated in Sterling, in accordance with the Administrative Agent’s standard practices (which determination shall be conclusive absent manifest error), with such frequency (including daily) as the Administrative Agent deems to be necessary or advisable in its sole discretion, in each case using the Exchange Rate for such currency in relation to US Dollars in effect on the date of determination, and each such amount shall, except as provided below, be the US Dollar Equivalent of such Borrowing or such Letter of Credit until the next required calculation thereof pursuant to this sentence. The Administrative Agent may also determine the US Dollar Equivalent of any Borrowing or Letter of Credit denominated in Sterling as of such other dates as the Administrative Agent shall select in its discretion, in each case using the Exchange Rate in effect on the date of determination, and each such amount shall be the US Dollar Equivalent of such Borrowing or such Letter of Credit until the next calculation thereof

33 [[6906274]] pursuant to this Section. The Administrative Agent shall notify the Company and the Lenders of each determination of the US Dollar Equivalent of each Borrowing or Letter of Credit denominated in Sterling. (b) For purposes of any determination under Article VI or VII, amounts incurred or outstanding, or proposed to be incurred or outstanding, in currencies other than US Dollars shall be translated into US Dollars at the currency exchange rates in effect on the date of such determination; provided that (i) for purposes of any determination under Sections 6.01 and 6.02, the amount of each applicable transaction denominated in a currency other than US Dollars shall be translated into US Dollars at the applicable currency exchange rate in effect on the date of the consummation thereof (or, in the case of the incurrence of Indebtedness, on the date such Indebtedness is first committed), which currency exchange rates shall be determined reasonably and in good faith by the Company, and (ii) for purposes of the Debt to Cap Ratio, any other financial test and the related definitions, amounts in currencies other than US Dollars shall be translated into US Dollars at the currency exchange rates then most recently used in preparing the consolidated financial statements of the Company. Notwithstanding anything to the contrary set forth herein, but subject to clause (ii) above, (A) no Default or Event of Default shall arise as a result of any limitation or threshold set forth in Article VI or Article VII expressed in US Dollars in this Agreement being exceeded in respect of any transaction solely as a result of changes in currency exchange rates from those applicable for determining compliance with this Agreement at the time of, or at any time following, such transaction (or, if applicable, as of such other time as is applicable to such specified transaction pursuant to the immediately preceding sentence) and (B) in the case of any Indebtedness outstanding under any clause of Section 6.01 or secured under any clause of Section 6.02 that contains a limitation expressed in US Dollars and that, as a result of changes in exchange rates, is so exceeded, such Indebtedness will be permitted to be Refinanced notwithstanding that, after giving effect to such Refinancing, such excess shall continue. SECTION 1.06. Certain Calculations and Tests. (a) For purposes of determining the permissibility of any action, change, transaction or event that requires a calculation of any financial ratio or test (including Consolidated Net Worth), such financial ratio or test shall be calculated at the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be, and no Default or Event of Default shall be deemed to have occurred solely as a result of a subsequent change in such financial ratio or test. (b) For purposes of determining compliance with this Agreement, the accrual of interest, the accrual of dividends, the accretion of accreted value, the amortization of original issue discount, the payment of interest in the form of additional Indebtedness and/or any increase in the amount of Indebtedness outstanding solely as a result of any fluctuation in the exchange rate of any applicable currency shall not be deemed to be an incurrence of Indebtedness and, to the extent secured, shall not be deemed to result in an increase of the obligations so secured or to be a grant of a Lien securing any such obligation. SECTION 1.07. Timing of Payment or Performance. When payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day that is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

34 [[6906274]] SECTION 1.08. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its equity interests at such time. SECTION 1.09. Benchmark Replacement Notification. Section 2.11 provides a mechanism for determining an alternative rate of interest in the event that the Benchmark for any Agreed Currency is no longer available or in certain other circumstances. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of or calculation of, or any other matter related to, any Benchmark for any applicable currency, or any component definition thereof or rates referred to in the definition thereof, or any alternative or successor rate thereto, or replacement rate therefor (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, such Benchmark prior to its discontinuance or unavailability, it being understood, however, that the foregoing shall not affect the express obligations of the Administrative Agent set forth herein, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of any Benchmark for any applicable currency, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Company or any other Person. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Company, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE II The Credits SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make loans (the “Loans”) denominated in US Dollars or Sterling to the Company from time to time during the Availability Period in an aggregate principal amount that will not result in (a) any Lender’s Revolving Exposure exceeding such Lender’s Commitment, (b) the Aggregate Revolving Exposure exceeding the Aggregate Commitment and (c) the Aggregate Sterling Exposure exceeding the Aggregate Sterling Sublimit. Within the foregoing limits and subject to the terms and conditions set forth herein, the Company may borrow, prepay and reborrow the Loans. SECTION 2.02. Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Type and currency made by the Lenders to the Company ratably in accordance with their respective Commitments. The failure of any Lender to

35 [[6906274]] make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. (b) Subject to Section 2.11, (i) each Borrowing denominated in US Dollars shall be comprised entirely of ABR Loans, Daily Simple SOFR Loans or Term SOFR Loans, as the Company may request in accordance herewith and (ii) each Borrowing denominated in Sterling shall be comprised entirely of SONIA Loans. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that (A) any exercise of such option shall not affect the obligation of the Company to repay such Loan in accordance with the terms of this Agreement and (B) no such domestic or foreign branch or Affiliate of such Lender shall be entitled to any greater indemnification under Section 2.12 with respect to such Loan than that to which the applicable Lender was entitled on the date on which such Loan was made (except in connection with any indemnification entitlement arising as a result of any Change in Law after the date on which such Loan was made). (c) At the commencement of each Interest Period for any Term SOFR Borrowing, such Borrowing shall be in an aggregate amount that is not less than the Borrowing Minimum and in an integral multiple of the Borrowing Multiple in excess thereof; provided that (i) a Term SOFR Borrowing that results from a continuation of an outstanding Term SOFR Borrowing may be in an aggregate amount that is equal to such outstanding Borrowing and (ii) Term SOFR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Aggregate Commitments. At the time that each RFR Borrowing or ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is not less than the Borrowing Minimum and in an integral multiple of the Borrowing Multiple in excess thereof; provided that an RFR Borrowing or an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Aggregate Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.19(f). Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 12 (or such greater number as may be agreed to by the Administrative Agent) Term SOFR Borrowings and RFR Borrowings outstanding. (d) Notwithstanding any other provision of this Agreement, the Company shall not be entitled to request, or to elect to convert to or continue, any Term SOFR Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date (for the avoidance of doubt, as it may be extended pursuant to Section 2.20). SECTION 2.03. Requests for Borrowings. To request a Borrowing, the Company shall submit a Borrowing Request, signed by its Responsible Officer, to the Administrative Agent (a) in the case of a Term SOFR Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing, (b) in the case of a Daily Simple SOFR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing, (c) in the case of a SONIA Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (d) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the day of the proposed Borrowing. Each such Borrowing Request shall be irrevocable and shall specify the following information in compliance with Section 2.02: (i) the currency and principal amount of such Borrowing;

36 [[6906274]] (ii) the date of such Borrowing, which shall be a Business Day; (iii) the Type of such Borrowing; (iv) in the case of a Term SOFR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (v) the location and number of the account of the Company to which funds are to be disbursed or, in the case of any Borrowing requested to finance the reimbursement of an LC Disbursement as provided in Section 2.19(f), the identity of the Issuing Bank that made such LC Disbursement. If no currency is specified with respect to any requested Borrowing, then the Company shall be deemed to have selected US Dollars. If no election as to the Type of Borrowing denominated or deemed to be denominated in US Dollars is specified, then the requested Borrowing shall be a Daily Simple SOFR Borrowing. If no Interest Period is specified with respect to any requested Term SOFR Borrowing, then the Company shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. SECTION 2.04. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds in the applicable currency by 12:00 p.m., New York City time (or, in the case of ABR Loans, such later time as shall be two hours after the delivery by the Company of a Borrowing Request therefor in accordance with Section 2.03), in each case, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Company by promptly remitting the amounts so received, in like funds, to the account designated in the applicable Borrowing Request; provided that Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.19(f) shall be remitted by the Administrative Agent to the applicable Issuing Bank specified in the applicable Borrowing Request. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance on such assumption, make available to the Company a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Company severally agree, without duplication, to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Company to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, (A) if denominated in US Dollars, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) if denominated in Sterling, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, or (ii) in the case of a payment to be made by the Company, the interest rate applicable to the subject Loan pursuant hereto. If the Company and such Lender shall pay such

37 [[6906274]] interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Company the amount of such interest paid by the Company for such period. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Any such payment by the Company shall be without prejudice to any claim the Company may have against a Lender that shall have failed to make such payment to the Administrative Agent. SECTION 2.05. Interest Elections. (a) Each Borrowing initially shall be of the Type and, in the case of a Term SOFR Borrowing, shall have an initial Interest Period as specified in the applicable Borrowing Request or as otherwise provided in Section 2.03. Thereafter, the Company may elect to convert such Borrowing (if such Borrowing is denominated in US Dollars) to a Borrowing of a different Type or to continue such Borrowing and, in the case of a Term SOFR Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Company may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. Notwithstanding any other provision of this Section, the Company shall not be permitted to change the currency of any Borrowing or elect an Interest Period for a Term SOFR Borrowing that does not comply with Section 2.02(d). (b) To make an election pursuant to this Section, the Company shall submit an Interest Election Request, signed by one of its Responsible Officers, to the Administrative Agent by the time that a Borrowing Request would be required under Section 2.03 if the Company were requesting a Borrowing of the Type and in the currency resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and shall specify the following information in compliance with Section 2.02: (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) the Type of the resulting Borrowing; and (iv) if the resulting Borrowing is to be a Term SOFR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”. If any such Interest Election Request requests a Term SOFR Borrowing but does not specify an Interest Period, then the Company shall be deemed to have selected an Interest Period of one month’s duration. (c) Promptly following receipt of an Interest Election Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

38 [[6906274]] (d) If the Company fails to deliver a timely Interest Election Request with respect to a Term SOFR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period, such Borrowing shall be continued as a Term SOFR Borrowing for an Interest Period of one month. (e) Notwithstanding any contrary provision hereof, if an Event of Default under Section 7.01(h) has occurred and is continuing with respect to the Company, or if any other Event of Default has occurred and is continuing and the Administrative Agent, at the request of a Required Lenders, has notified the Company of the election to give effect to this sentence on account of such other Event of Default, then, in each such case, so long as such Event of Default is continuing, (i) no outstanding Borrowing denominated in US Dollars may be converted to or continued as a Term SOFR Borrowing and (ii) unless repaid, each Term SOFR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto. SECTION 2.06. Termination and Reduction of Commitments. (a) Unless previously terminated the Commitments shall automatically terminate on the Maturity Date. (b) The Company may at any time terminate, or from time to time permanently reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of US$500,000 and not less than US$1,000,000 (or, if less, the remaining Commitments) and (ii) the Company shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.08, (A) the Aggregate Revolving Exposure would exceed the Aggregate Commitment or (B) the Revolving Exposure of any Lender would exceed its Commitment. (c) The Company shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least one Business Day prior to the effective date of such termination or reduction, specifying the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination or reduction of the Commitments under paragraph (b) of this Section may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked or extended by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments. SECTION 2.07. Repayment of Loans; Evidence of Debt. (a) The Company hereby unconditionally promises to pay on the Maturity Date to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan made by such Lender to the Company. (b) The records maintained by the Administrative Agent and the Lenders shall (in the case of the Lenders, to the extent they are not inconsistent with the records maintained by the Administrative Agent pursuant to Section 9.04(b)(iv)) be, in the absence of manifest error, prima facie evidence of the existence and amounts of the obligations of the Company in respect of the Loans, LC Disbursements, interest and fees due or accrued hereunder; provided that the failure of the Administrative Agent or any Lender to maintain such records or any error therein shall not

39 [[6906274]] in any manner affect the obligation of the Company to pay any amounts due hereunder in accordance with the terms of this Agreement. (c) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Company shall prepare, execute and deliver to such Lender a promissory note payable to such Lender and its registered permitted assigns and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein and its registered permitted assigns. SECTION 2.08. Prepayment of Loans. (a) The Company shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty, subject to the requirements of this Section. (b) If, on any date, the Aggregate Revolving Exposure shall exceed 100% of the Aggregate Commitment (or 105% of the Aggregate Commitment, solely in the event such excess arises as a result of the US Dollar Equivalent redetermination in accordance with Section 1.05), then the Company shall, not later than three Business Days after the Administrative Agent informs the Company of such excess (which may be by email), prepay one or more Borrowings (and, if no Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.19(m)) in an aggregate amount equal to the lesser of (1) the amount necessary to eliminate any excess of the Aggregate Revolving Exposure over 100% of the Aggregate Commitment (after giving effect to any other prepayment of the Loans on such day) and (2) the Aggregate Revolving Exposure. If, on any date, the Aggregate Sterling Exposure shall exceed 100% of the Aggregate Sterling Sublimit, then the Company shall, not later than three Business Days after the Administrative Agent informs the Company of such excess (which may be by email), prepay one or more Borrowings in an aggregate amount equal to the amount necessary to eliminate any excess of the Aggregate Sterling Exposure over 105% of the Aggregate Sterling Sublimit. (c) The Company shall notify the Administrative Agent by telephone (promptly confirmed in writing) or in writing of any optional prepayment hereunder (i) in the case of prepayment of a Term SOFR Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 1:00 p.m., New York City time, on the date of prepayment, (iii) in the case of a prepayment of a Daily Simple SOFR Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of such prepayment and (iv) in the case of a prepayment of a SONIA Borrowing, not later than 1:00 p.m., New York City time, four Business Days before the date of such prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the Borrowing or Borrowings to be prepaid and the principal amount of each such Borrowing or portion thereof to be prepaid; provided that a notice of optional prepayment of any Borrowing may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked or extended by the Company (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type and currency as provided in Section 2.02 (or, if less, the outstanding principal amount of the Loans, and except as necessary to apply fully the required amount of any mandatory prepayment). Each prepayment

40 [[6906274]] of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.10. SECTION 2.09. Fees. (a) The Company agrees to pay to the Administrative Agent, in US Dollars, for the account of each Lender a facility fee (the “Facility Fee”), which shall accrue at the Applicable Rate on the daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the Effective Date to but excluding the date on which such Commitment terminates; provided that, if such Lender continues to have any Revolving Exposure after its Commitment terminates, then the Facility Fee shall continue to accrue on the daily amount of such Lender’s Revolving Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Exposure. Facility Fees accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the first Business Day after such last day, commencing on the first such date to occur after the Effective Date, and accrued Facility Fees shall also be payable in arrears on the date on which the Commitments terminate. All Facility Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) The Company agrees to pay (i) to the Administrative Agent, in US Dollars, for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Term SOFR Loans on the daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank a fronting fee, in US Dollars, which shall accrue at 0.125% per annum on the daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any such LC Exposure, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the first Business Day after such last day following such day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within 15 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) The Company agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Company and the Administrative Agent. (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to an Issuing Bank, in the case of fees payable to it) for distribution, in the case of the Facility Fee and the Letter of Credit participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

41 [[6906274]] SECTION 2.10. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate. (b) The Loans comprising each RFR Borrowing shall bear interest at (i) in the case of Loans denominated in US Dollars, the Adjusted Daily Simple SOFR or (ii) in the case of Loans denominated in Sterling, the Daily Simple SONIA, in each case, plus the Applicable Rate. (c) The Loans comprising each Term SOFR Borrowing shall bear interest at the Adjusted Term SOFR for the Interest Period in effect for such Borrowing plus the Applicable Rate. (d) Notwithstanding the foregoing, if any principal of or interest on any Loan, any fee or other amount payable by the Company hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of or interest on any Loan or any LC Disbursement, 2.00% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or Section 2.19(h), as applicable, and (ii) in the case of overdue fees or any other overdue amount, 2.00% per annum plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section. (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion or continuation of any Term SOFR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion or continuation. All interest shall be payable in the currency in which the applicable Loan is denominated. (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest on Borrowings denominated in Sterling and interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted Term SOFR, Adjusted Daily Simple SOFR or Daily Simple SONIA shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. SECTION 2.11. Alternate Rate of Interest. (a) Inability to Determine Applicable Interest Rate. Subject to Section 2.11(b), if: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term SOFR Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR (including because the Term SOFR Reference Rate is not available or published on a current basis) for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the Adjusted Daily Simple SOFR, the Daily Simple SONIA or the RFR for the applicable Agreed Currency; or

42 [[6906274]] (ii) the Administrative Agent is advised by the Required Lenders (A) prior to the commencement of any Interest Period for a Term SOFR Borrowing, that the Adjusted Term SOFR for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period or (B) at any time, that the Adjusted Daily Simple SOFR or the Daily Simple SONIA for the applicable Agreed Currency will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in any RFR Borrowing; then the Administrative Agent shall give notice thereof to the Company and the Lenders as promptly as practicable thereafter and until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark, (A) in the case of Loans denominated in US Dollars, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, an affected Term SOFR Borrowing or RFR Borrowing and any Borrowing Request that requests an affected Term SOFR Borrowing or RFR Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for (1) a Daily Simple SOFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.11(a)(i) or 2.11(a)(ii) or (2) an ABR Borrowing if the Adjusted Daily Simple SOFR is also the subject of Section 2.11(a)(i) or 2.11(a)(ii) and (B) in the case of Loans denominated in Sterling, any Borrowing Request that requests an affected RFR Borrowing shall be ineffective. Furthermore, if any Term SOFR Loan or RFR Loan is outstanding on the date of the Company’s receipt of the notice from the Administrative Agent referred to in this Section 2.11(a) with respect to the relevant Benchmark applicable to such Term SOFR Loan or RFR Loan, then until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark, (A) in the case of Loans denominated in US Dollars, (1) if such Loan is a Term SOFR Loan, such Term SOFR Loan shall on the last day of the Interest Period applicable to such Loan convert to (x) a Daily Simple SOFR Loan so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.11(a)(i) or 2.11(a)(ii) or (y) an ABR Loan in the Adjusted Daily Simple SOFR is also the subject of Section 2.11(a)(i) or 2.11(a)(ii) and (2) if such Loan is an RFR Loan, such RFR Loan shall on such date convert to an ABR Loan and (B) in the case of Loans denominated in Sterling, such Loan shall be prepaid in full by the Company on the first Business Day following the date of the Company’s receipt of such notice. (b) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of any Benchmark, then the applicable Benchmark Replacement will replace such Benchmark (including any related adjustments) for all purposes under this Agreement and any other Loan Document in respect of any Benchmark setting at or after 5:00 p.m., New York City time, on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without requiring any amendment to, or requiring any further action by or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the

43 [[6906274]] Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without requiring any further action by or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Company and the Lenders of (A) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (iv) below and (E) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.11(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its (or their) sole discretion and without consent from any other party to this Agreement or any other Loan Document except, in each case, as expressly required pursuant to this Section 2.11(b). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will no longer be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, the Company may revoke any pending request for a borrowing of, conversion to or continuation of Term SOFR Loans or RFR Loans denominated in the applicable Agreed Currency, in each case, to be made, converted or continued during any Benchmark Unavailability Period and, failing that, (A) the Company will be deemed to have converted any request for any affected Term SOFR Borrowing or RFR Borrowing denominated in US Dollars into a request for a borrowing of, or conversion to (1) a Daily Simple SOFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark

44 [[6906274]] Transition Event or (2) an ABR Borrowing if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event and (B) any request for a borrowing of any affected RFR Borrowing denominated in Sterling shall be ineffective. Furthermore, if any Term SOFR Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term SOFR Loan or RFR Loan, then until such time as a Benchmark Replacement for such Agreed Currency is implemented pursuant to this Section 2.11(b), (1) in the case of Loans denominated in US Dollars, (x) any Term SOFR Loan shall on the last day of the Interest Period applicable thereto convert to (i) an Daily Simple SOFR Loan so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (ii) an ABR Loan if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event and (y) any RFR Loan shall on and from such day convert to an ABR Loan and (2) in the case of Loans denominated in Sterling, such Loan shall be prepaid in full by the Company on the first Business Day following the date of the Company’s receipt of such notice. During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. SECTION 2.12. Increased Costs; Illegality. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or any Issuing Bank; (ii) impose on any Lender or any Issuing Bank or any applicable interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or the Loans made by such Lender or any Letter of Credit or participation therein; or (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of the term “Excluded Taxes” and (C) Connection Income Taxes) with respect to its loans, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender or other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any Loan), to increase the cost to such Lender, Issuing Bank or other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, Issuing Bank or other Recipient hereunder (whether of principal, interest or any other amount) then, from time to time following request of such Lender, Issuing Bank or other Recipient (accompanied by a certificate in accordance with paragraph (c) of this Section), the Company will pay to such Lender, Issuing Bank or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, Issuing Bank or other Recipient for such additional costs or expenses incurred or reduction suffered.

45 [[6906274]] (b) If any Lender or any Issuing Bank determines that any Change in Law affecting such Lender or Issuing Bank or any lending office of such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company, if any, regarding capital or liquidity requirements has had or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy and liquidity), then, from time to time following the request of such Lender or Issuing Bank (accompanied by a certificate in accordance with paragraph (c) of this Section), the Company will pay to such Lender or Issuing Bank such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered. (c) A certificate of a Lender, Issuing Bank, or other Recipient setting forth the basis for and, in reasonable detail (to the extent practicable), computation of the amount or amounts necessary to compensate such Lender, Issuing Bank, or other Recipient or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender, Issuing Bank or other Recipient, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof. Notwithstanding the foregoing provisions of this Section, no Lender or Issuing Bank shall demand compensation for any increased or other cost or reduction pursuant to the foregoing provisions of this Section unless it is the general policy or practice of such Lender or Issuing Bank to demand (to the extent it is entitled to do so) such compensation from similarly situated borrowers in similar circumstances under comparable provisions of other credit agreements. (d) Failure or delay on the part of any Lender, Issuing Bank or other Recipient to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s, Issuing Bank’s or other Recipient’s right to demand such compensation; provided that the Company shall not be required to compensate a Lender, Issuing Bank or other Recipient pursuant to this Section for any increased costs or expenses incurred or reductions suffered more than 180 days prior to the date that such Lender, Issuing Bank or other Recipient, as the case may be, notifies the Company of the Change in Law or other circumstance giving rise to such increased costs or expenses or reductions and of such Lender’s, Issuing Bank’s or other Recipient’s intention to claim compensation therefor; provided further that if the Change in Law or other circumstance giving rise to such increased costs, expenses or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 2.13. Break Funding Payments. In the event of (a) the payment of any principal of any Term SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Term SOFR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert or continue any Term SOFR Loan on the date specified in any notice delivered pursuant hereto, (d) the failure to prepay any Term SOFR Loan on a date specified therefor in any notice of prepayment given by the Company (whether or not such notice may be revoked in accordance with the terms hereof) or (e) the assignment of any Term SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to

46 [[6906274]] Section 2.16(b), then, in any such event, the Company shall compensate each Lender for the actual out-of-pocket loss, cost and expense (but not lost profits and not any interest rate “floor” or “CSA” adjustment) attributable to such event (including, to the extent that any of the foregoing Loans are denominated in Sterling, the actual out-of-pocket loss, cost and expense (but not lost profits) of such Lender attributable to the premature unwinding of any hedging agreement entered into by such Lender in respect to the foreign currency exposure attributable to such Loan). A certificate of any Lender delivered to the Company and setting forth the basis for and, in reasonable detail (to the extent practicable), computation of any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be conclusive absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof. SECTION 2.14. Taxes. (a) Payments Free of Taxes. All payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of any applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by any applicable withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.14) the applicable Lender (or, in the case of any amount received by the Administrative Agent for its own account, the Administrative Agent) receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse the Administrative Agent for the payment of, any Other Taxes. (c) Evidence of Payment. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.14, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Loan Parties. The Loan Parties shall indemnify each Recipient, within 30 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.14) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender (with a copy to the Administrative Agent) or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Company has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the

47 [[6906274]] Company to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to any payments made under any Loan Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company and the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (A), (B) and (D) of Section 2.14(f)(ii)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in respect of any Loan to the Company: (A) any Lender that is a US Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from US federal backup withholding Tax; (B) any Foreign Lender shall, to the extent it is legally eligible to do so, deliver to the Company and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party, two executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, withholding Taxes pursuant to such tax treaty;

48 [[6906274]] (2) two executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) two executed copies of a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the applicable Loan Party within the meaning of Section 881(c)(3)(B) of the Code or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and that interest payments on the Loans are not effectively connected with the Lender’s conduct of a US trade or business (a “US Tax Compliance Certificate”) and (y) two executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or (4) to the extent a Foreign Lender is not the beneficial owner (for example, where such Foreign Lender is a partnership or a participating Lender), two executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a US Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership (and not a participating Lender) and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a US Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of such direct and indirect partner(s); (C) any Foreign Lender shall, to the extent it is legally eligible to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in US federal withholding Taxes, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and (D) If a payment made to a Lender under any Loan Document would be subject to withholding Taxes imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under

49 [[6906274]] FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any documentation it previously delivered pursuant to this Section 2.14(f) expires or becomes obsolete or inaccurate in any respect, it shall promptly update such documentation or promptly notify the Company and the Administrative Agent in writing of its legal ineligibility to do so. (iv) Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 2.14(f). (v) Notwithstanding anything to the contrary in this Section 2.14(f), a Lender shall not be required to deliver any documentation pursuant to this Section 2.14(f) that such Lender is not legally eligible to deliver. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.14 (including by the payment of additional amounts pursuant to this Section 2.14), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.14 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 2.14(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.14(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.14(g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.14(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Administrative Agent. The Administrative Agent (and any successor or replacement Administrative Agent) shall deliver to the Company on or prior to the date on which it becomes the Administrative Agent under this Agreement (and from time to time thereafter upon the reasonable request of the Company), if the Administrative Agent is a US Person, executed copies of IRS Form W-9 certifying that the Administrative Agent is exempt from U.S. federal backup withholding Tax. The Administrative Agent (or, upon assignment or replacement, any assignee or successor) agrees that if any documentation it previously delivered expires or becomes obsolete, it shall update such documentation or promptly notify the Company in writing of its legal ineligibility to do so. (i) For purposes of this Section 2.14, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA.

50 [[6906274]] SECTION 2.15. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) The Company shall make each payment required to be made by it hereunder or under any other Loan Document prior to the time required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 2:00 p.m., New York City time), on the date when due, in immediately available funds, without any defense, setoff, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to such account as may be specified by the Administrative Agent, except payments to be made directly to any Issuing Bank shall be so made and except that payments pursuant to Sections 2.12, 2.13, 2.14, 9.03 and 9.18 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder of principal or interest in respect of any Loan or LC Disbursement shall, except as otherwise expressly provided herein, be made in the currency of such Loan or LC Disbursement; all other payments hereunder and under each other Loan Document shall be made in US Dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment. (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties. (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans or participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall notify the Administrative Agent of such fact and shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the amount of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amounts of principal of and accrued interest on their Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Company pursuant to and in accordance with the express terms of this Agreement (including Section 2.20) or any other Loan Document (for the avoidance of doubt, as in effect from time to time) or any payment obtained by a Lender as consideration for the assignment of or sale of a

51 [[6906274]] participation in any of its Loans or participations in LC Disbursements to any Person that is an Eligible Assignee (as such term is defined herein from time to time). The Company consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Company rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Company in the amount of such participation. (d) Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Banks hereunder that the Company will not make such payment, the Administrative Agent may assume that the Company has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders or Issuing Banks, as the case may be, the amount due. With respect to any payment that the Administrative Agent makes for the account of the Lenders or Issuing Banks hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (i) the Company has not in fact made such payment; (ii) the Administrative Agent has made a payment in excess of the amount so paid by the Company (whether or not then owed); or (iii) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the applicable Lenders or Issuing Banks, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such Issuing Bank, in same day funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at (x) if such amount is denominated in US Dollars, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (y) if such amount is denominated in Sterling, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (e) In the event that any financial statements delivered under Section 5.01(a) or 5.01(b), or any Compliance Certificate delivered under Section 5.01(c), shall prove to have been inaccurate, and such inaccuracy shall have resulted in the payment of any interest or fees with respect to Loans or Commitments at rates lower than those that were in fact applicable for any period (based on the actual Debt to Cap Ratio), then, if such inaccuracy is discovered prior to the repayment in full of the principal of all Loans and the termination of all Commitments, (i) if the determination of such inaccuracy shall have been made by the Company, the Company shall, promptly after such determination, notify the Administrative Agent in writing thereof and (ii) the Company shall pay to the Administrative Agent, for distribution to the Lenders as their interests may appear, the accrued interest or fees that should have been paid but were not paid as a result of such misstatement, such payment to be made promptly upon (and in no event later than two Business Days after) the determination of the actual amount of such additional interest or fees. Notwithstanding anything to the contrary in this Agreement, any such additional interest or fees hereunder shall not be due and payable until they are due and payable pursuant to this Section 2.15(e) and, accordingly, any nonpayment of such interest or fees as a result of any such inaccuracy shall not, in itself, constitute a Default (whether retroactively or otherwise). SECTION 2.16. Mitigation Obligations; Replacement of Lenders. (a) If any Lender or Issuing Bank requests compensation under Section 2.12, or if any Loan Party is required to pay any Indemnified Taxes or additional amounts to any Lender or Issuing Bank or to any Governmental Authority for the account of any Lender or Issuing Bank pursuant to Section 2.14,

52 [[6906274]] then such Lender or such Issuing Bank shall use commercially reasonable efforts to designate a different lending office for funding, booking or issuing its Loans or Letters of Credit hereunder or its participation in any Letter of Credit affected by such event, or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the reasonable judgment of such Lender or Issuing Bank, such designation or assignment and delegation (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.14, as the case may be, in the future and (ii) would not subject such Lender or Issuing Bank to any unreimbursed out-of-pocket cost or expense and would not otherwise be disadvantageous in any material respect to such Lender or Issuing Bank. The Company hereby agrees to pay all reasonable out-of-pocket costs and expenses incurred by any Lender or Issuing Bank in connection with any such designation or assignment and delegation within 30 days following the written request of such Lender or Issuing Bank (accompanied by reasonable back-up documentation relating thereto). (b) If (i) any Lender requests compensation under Section 2.12, (ii) any Loan Party is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, (iii) any Lender has become a Defaulting Lender, (iv) any Lender has become a Non-Extending Lender or (v) any Lender has failed to consent to a proposed amendment, waiver, discharge or termination that under Section 9.02 requires the consent of all the Lenders (or all the affected Lenders) and with respect to which the Required Lenders shall have granted their consent, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.12 or 2.14) and obligations under this Agreement and the other Loan Documents to an Eligible Assignee that shall assume such obligations (which may be another Lender, if a Lender accepts such assignment and delegation); provided that (A) the Company shall have received the prior written consent of the Administrative Agent and, in circumstances where its consent would be required under Section 9.04, each Issuing Bank, which consent, in each case, shall not be unreasonably withheld, conditioned or delayed, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and, if applicable, funded participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (in the case of such outstanding principal, funded participations and accrued interest and fees) or the Company (in the case of all other amounts), (C) in the case of any such assignment and delegation resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result (or is reasonably expected to result) in a reduction in such compensation or payments, (D) such assignment does not conflict with applicable law and (E) in the case of any such assignment and delegation resulting from the failure to provide a consent, the assignee shall have given such consent and, as a result of such assignment and delegation and consent and any contemporaneous assignments and delegations and consents, the applicable amendment, waiver, discharge or termination can be effected. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver or consent by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation have ceased to apply. Each party hereto agrees that an assignment and delegation required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Company, the Administrative Agent and the assignee and that the Lender required to make such assignment and delegation need not be a party thereto.

53 [[6906274]] SECTION 2.17. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) the Facility Fees shall cease to accrue on the unused amount of the Commitment of such Defaulting Lender; (b) the Commitment and the Revolving Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders or any other requisite Lenders have taken or may take any action hereunder or under any other Loan Document (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders affected thereby shall, except as otherwise provided in Section 9.02, require the consent of such Defaulting Lender in accordance with the terms hereof; (c) if any LC Exposure exists at the time any Lender becomes a Defaulting Lender, then: (i) the LC Exposure of such Defaulting Lender (other than any portion thereof attributable to unreimbursed LC Disbursements with respect to which such Defaulting Lender shall have funded its participation as contemplated by Sections 2.19(d) and 2.19(f)) shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent that following such reallocation the sum of all Non-Defaulting Lenders’ Revolving Exposures plus such Defaulting Lender’s LC Exposure (excluding the portion thereof referred to in the parenthetical clause above) so reallocated does not exceed the sum of all Non-Defaulting Lenders’ Commitments; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Company shall within one Business Day following written notice by the Administrative Agent cash collateralize for the benefit of the Issuing Banks the portion of such Defaulting Lender’s LC Exposure (other than any portion thereof referred to in the parenthetical in such clause (i)) that has not been reallocated in accordance with the procedures set forth in Section 2.19(m) for so long as such LC Exposure is outstanding; (iii) if the Company cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Company shall not be required to pay participation fees to such Defaulting Lender pursuant to Section 2.09(b) with respect to such portion of such Defaulting Lender’s LC Exposure for so long as such Defaulting Lender’s LC Exposure is cash collateralized; (iv) if any portion of the LC Exposure of such Defaulting Lender is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Sections 2.09(a) and 2.09(b) shall be adjusted to give effect to such reallocation; and (v) if all or any portion of such Defaulting Lender’s LC Exposure that is subject to reallocation pursuant to clause (i) above is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of any Issuing Bank or any other Lender hereunder, all participation fees payable under Section 2.09(b) with respect to such portion of such Defaulting Lender’s LC

54 [[6906274]] Exposure shall be payable to the Issuing Banks (and allocated among them ratably based on the amount of such portion of the LC Exposure of such Defaulting Lender attributable to Letters of Credit issued by each Issuing Bank) until and to the extent that such LC Exposure is reallocated and/or cash collateralized; (d) so long as such Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend or extend any Letter of Credit unless, in each case, it is satisfied that the related exposure and such Defaulting Lender’s then outstanding LC Exposure (other than any portion thereof referred to in the parentheticals in clause (i) above), will be fully covered by the Commitments of the Non-Defaulting Lenders and/or cash collateral provided by the Company in accordance with clause (c) above, and participating interests in any such issued, amended or extended Letter of Credit will be allocated among the Non-Defaulting Lenders in a manner consistent with clause (c)(i) above (and such Defaulting Lender shall not participate therein); and (e) payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 2.15(c) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank hereunder; third, to cash collateralize the Issuing Banks’ LC Exposure with respect to such Defaulting Lender in accordance with the procedures set forth in Section 2.19(m); fourth, as the Company may request (so long as no Default shall have occurred and be continuing), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Company, to be held in a deposit account and released pro rata in order to (i) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (ii) cash collateralize the Issuing Banks’ future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with the procedures set forth in Section 2.19(m); sixth, to the payment of any amounts owing to the Lenders or the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or an Issuing Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default shall have occurred and be continuing, to the payment of any amounts owing to the Company as a result of any judgment of a court of competent jurisdiction obtained by the Company against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (A) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (B) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all Non- Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this clause shall be deemed paid to and redirected by such Defaulting Lender, and such Defaulting Lender irrevocably consents hereto.

55 [[6906274]] In the event that the Administrative Agent, the Company and each Issuing Bank each agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders and such funded participations in LC Disbursements as the Administrative Agent shall determine to be necessary in order for such Lender to hold such Loans and such funded participations in accordance with its Applicable Percentage, and such Lender shall thereupon cease to be a Defaulting Lender (but shall not be entitled to receive any fees accrued during the period when it was a Defaulting Lender that are not payable to it as set forth above, and all amendments, waivers or modifications effected without its consent in accordance with the provisions of Section 9.02 and this Section during such period shall be binding on it). The rights and remedies against, and with respect to, a Defaulting Lender under this Section are in addition to, and cumulative and not in limitation of, all other rights and remedies that the Administrative Agent, any Issuing Bank, any other Lender or any Loan Party may at any time have against, or with respect to, such Defaulting Lender. SECTION 2.18. Incremental Facilities. (a) The Company may on one or more occasions, by written notice to the Administrative Agent, request the establishment of Incremental Commitments; provided that the aggregate amount of all the Incremental Commitments established hereunder shall not exceed the sum of (x) US$125,000,000 and (y) the aggregate amount of Commitments terminated under Section 2.16(b). Each such notice shall specify (i) the date on which the Company proposes that the Incremental Commitments shall be effective, and (ii) the amount of the Incremental Commitments being requested (it being agreed that (x) any Lender approached to provide any Incremental Commitment may elect or decline, in its sole discretion, to provide such Incremental Commitment and (y) any Person that the Company proposes to become an Incremental Lender, if such Person is not then a Lender, must be an Eligible Assignee and must be reasonably acceptable to the Administrative Agent and each Issuing Bank, in each case not to be unreasonably withheld, delayed or conditioned and solely to the extent the consent of the Administrative Agent or the Issuing Banks, as the case may be, would be required for an assignment to such Person pursuant to Section 9.04). (b) The terms and conditions of any Incremental Commitment and the Loans and other extensions of credit to be made thereunder shall be identical to those of the existing Commitments and the existing Loans and other extensions of credit made thereunder, it being understood that the Company, at its election, may pay upfront or other fees in connection with the establishment of Incremental Commitments without paying such fees with respect to the existing Commitments. (c) The Incremental Commitments shall be effected pursuant to one or more Incremental Facility Agreements executed and delivered by the Company, each Incremental Lender providing such Incremental Commitments and the Administrative Agent (with the Administrative Agent hereby agreeing that its consent thereto shall not be unreasonably withheld, conditioned or delayed); provided that no Incremental Commitments shall become effective unless: (i) no Default or Event of Default shall have occurred and be continuing on the date of effectiveness thereof, both immediately prior to and immediately after giving effect to such Incremental Commitments and the making of any Loans thereunder to be made on such date;

56 [[6906274]] (ii) on the date of effectiveness thereof, the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, in each case on and as of such date of effectiveness, except in the case of any such representation or warranty that expressly relates to a prior date, in which case such representation or warranty shall be so true and correct on and as of such prior date; and (iii) the Company shall have delivered to the Administrative Agent such customary legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other documents and customary reaffirmations by the Subsidiary Guarantors, if any, as shall have been reasonably requested by the Administrative Agent in connection with any such transaction. (d) Upon the effectiveness of an Incremental Commitment of any Incremental Lender, (i) such Incremental Lender shall be deemed to be a “Lender” hereunder, and henceforth shall be entitled to all the rights of, and benefits accruing to, Lenders hereunder and under the other Loan Documents and shall be bound by all agreements, acknowledgements and other obligations of Lenders hereunder and under the other Loan Documents and (ii) such Incremental Commitment shall constitute (or, in the event such Incremental Lender already has a Commitment, shall increase) the Commitment of such Incremental Lender and the Aggregate Commitment shall be increased by the amount of such Incremental Commitment, in each case, subject to further increase or reduction from time to time as provided herein. For the avoidance of doubt, upon the effectiveness of any Incremental Commitment, the Applicable Percentages of all the Lenders shall automatically be adjusted to give effect thereto. (e) On the date of effectiveness of any Incremental Commitments, (i) each Incremental Lender that shall have had a Commitment prior to the effectiveness of such Incremental Commitments shall pay to the Administrative Agent in same day funds and in the applicable currency an amount equal to the difference between (A) the product of (1) such Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of such Incremental Commitments) multiplied by (2) the amount of each Borrowing then outstanding and (B) the product of (1) such Lender’s Applicable Percentage (calculated without giving effect to the effectiveness of such Incremental Commitments) multiplied by (2) the amount of each such Borrowing, (ii) each Incremental Lender that shall not have had a Commitment prior to the effectiveness of such Incremental Commitments shall pay to Administrative Agent in same day funds and in the applicable currency an amount equal to the product of (1) such Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of such Incremental Commitments) multiplied by (2) the amount of each Borrowing then outstanding, (iii) after the Administrative Agent receives the funds specified in clauses (i) and (ii) above, the Administrative Agent shall pay to each Lender the portion of such funds that is equal to the difference between (A) the product of (1) such Lender’s Applicable Percentage (calculated without giving effect to the effectiveness of such Incremental Commitments) multiplied by (2) the amount of each Borrowing then outstanding, and (B) the product of (1) such Lender’s Applicable Percentage (calculated after giving effect to the effectiveness of such Incremental Commitments) multiplied by (2) the amount of each such Borrowing, and (iv) each Lender shall be deemed to hold its Applicable Percentage of each Borrowing then outstanding (calculated after giving effect to the effectiveness of such Incremental Commitments).

57 [[6906274]] (f) The Administrative Agent shall notify the Lenders promptly upon receipt by the Administrative Agent of any notice from the Company referred to in paragraph (a) of this Section and of the effectiveness of any Incremental Commitments, in each case advising the Lenders of the details thereof and, if applicable, of the Applicable Percentages of the Lenders after giving effect thereto. (g) Each Incremental Facility Agreement may, without the consent of any Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent and the Company, to give effect to the provisions of this Section. SECTION 2.19. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Company may request any Issuing Bank, and each Issuing Bank agrees, to issue Letters of Credit (or to amend or extend outstanding Letters of Credit) denominated in US Dollars or Sterling for its own account or, so long as the Company is a joint and several co- applicant with respect thereto, for the account of any Subsidiary, in a form reasonably acceptable to the applicable Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Company or any Subsidiary to, or entered into by the Company or any Subsidiary with, any Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. The Company unconditionally and irrevocably agrees that, in connection with any Letter of Credit issued for the account of any Subsidiary as provided in the first sentence of this paragraph, the Company will be fully responsible for the reimbursement of LC Disbursements, the payment of interest thereon and the payment of fees due under Section 2.09(b) to the same extent as if it were the sole account party in respect of such Letter of Credit (the Company hereby irrevocably waiving, to the extent permitted by applicable law, any defenses that might otherwise be available to it as a guarantor of the obligations of any such Subsidiary that shall be an account party in respect of any such Letter of Credit). This Section shall not be construed to impose an obligation upon any Issuing Bank to issue any Letter of Credit if (i) any order, judgment or decree of any Governmental Authority shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or (ii) the issuance of such Letter of Credit would violate one or more policies of general applicability of such Issuing Bank. The issuance of Letters of Credit by any Issuing Bank shall be subject to customary procedures of such Issuing Bank. No Issuing Bank shall be required to issue (but if requested as set forth above, may issue) trade or commercial Letters of Credit. (b) Notice of Issuance, Amendment, Extension; Certain Conditions. To request the issuance of a Letter of Credit or the amendment or extension of an outstanding Letter of Credit (other than an automatic extension permitted pursuant to paragraph (c) of this Section), the Company shall deliver to the applicable Issuing Bank and the Administrative Agent, at least five Business Days (or such shorter period as is acceptable to the applicable Issuing Bank) in advance of the requested date of issuance, amendment or extension, a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended or extended, and specifying the requested date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other

58 [[6906274]] information as shall be necessary to enable the applicable Issuing Bank to prepare, amend or extend such Letter of Credit. If requested by the applicable Issuing Bank, the Company also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any such request. A Letter of Credit shall be issued, amended or extended only if (and upon each issuance, amendment or extension of any Letter of Credit the Company shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension, (i) the LC Exposure attributable to Letters of Credit issued by any Issuing Bank will not, unless otherwise agreed by such Issuing Bank, exceed the LC Commitment of such Issuing Bank, (ii) the aggregate LC Exposure will not exceed US$25,000,000 and (iii) the Revolving Exposure of each Lender will not exceed its Commitment. (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date that is one year after the date of issuance of such Letter of Credit (or, in the case of any extension thereof, one year after the then-current expiration at the time of such extension) (or such longer period of time as may be agreed to by the applicable Issuing Bank) and (ii) the date that five Business Days prior to the Maturity Date (for the avoidance of doubt, as it may be extended pursuant to Section 2.20), unless the relevant Letter of Credit, as of the date specified in this clause (ii), is (x) cash collateralized in an amount equal to 102% of the face amount thereof or (y) backstopped, in each case, pursuant to arrangements reasonably satisfactory to the applicable Issuing Bank (clauses (x) and (y) are collectively referred to as “Letter of Credit Support”); provided that at the request of the Company, any Letter of Credit may contain customary “evergreen” provisions pursuant to which such Letter of Credit will be automatically extended for successive one-year periods (but, in no event, beyond the date referred to in clause (ii) above unless the relevant Letter of Credit is subject to Letter of Credit Support as of such date). (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, the Issuing Bank that is the issuer thereof hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of such Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Company on the date due as provided in paragraph (f) of this Section, or of any reimbursement payment required to be refunded to the Company for any reason. Such payment by the Lenders shall be made in US Dollars in an amount equal to the US Dollar Equivalent of such LC Disbursement. Each Lender acknowledges and agrees that (i) its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit, the occurrence and continuance of any Default, any reduction or termination of the Commitments or any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of ISP 98 or any successor publication of the International Chamber of Commerce) permits a drawing to be made under such Letter of Credit after the expiration thereof or of the Commitments, and (ii) each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender further acknowledges and agrees that, in issuing, amending or extending any Letter of Credit, the applicable Issuing Bank shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of the Company deemed made pursuant to Section 4.02 unless, at least two Business Days prior to the time such Letter of Credit is issued, amended or extended (or, in the case of an automatic extension

59 [[6906274]] permitted pursuant to paragraph (c) of this Section, at least two Business Days prior to the time by which the election not to extend must be made by the applicable Issuing Bank), the Required Lenders shall have notified the applicable Issuing Bank (with a copy to the Administrative Agent) in writing that, as a result of one or more events or circumstances described in such notice, one or more of the conditions precedent set forth in Section 4.02(a) or 4.02(b) would not be satisfied if such Letter of Credit were then issued, amended or extended (it being understood and agreed that, in the event any Issuing Bank shall have received any such notice, no Issuing Bank shall have any obligation to issue, amend or extend any Letter of Credit until and unless it shall be satisfied that the events and circumstances described in such notice shall have been cured or otherwise shall have ceased to exist). (e) Disbursements. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit issued by it and shall promptly notify the Administrative Agent and the Company by telephone (promptly confirmed by email) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Company of its obligation to reimburse such LC Disbursement. (f) Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Company shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement, in the same currency as the currency of such LC Disbursement, not later than 12:00 p.m., New York City time, on the Business Day immediately following the day that the Company receives notice of such LC Disbursement, if the Company shall have received notice of such LC Disbursement prior to 5:00 p.m., New York City time, on such date, or, if such notice is not received by the Company prior to such time on the day of receipt, then not later than 12:00 p.m., New York City time, on the Business Day immediately following the day that the Company receives such notice; provided that, if such LC Disbursement is not less than the applicable Borrowing Minimum, the Company may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with a Borrowing in an equivalent amount and, to the extent so financed, the Company’s obligation to make such payment shall be discharged and replaced by the resulting Borrowing. If the Company fails to make any such reimbursement payment when due, the applicable Issuing Bank shall notify the Administrative Agent, whereupon the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the amount of the payment then due from the Company in respect thereof and the US Dollar Equivalent thereof and such Lender’s Applicable Percentage of such amount, and each Lender shall pay in US Dollars to the Administrative Agent on the date such notice is received its Applicable Percentage of the US Dollar Equivalent of the payment then due from the Company, in the same manner as provided in Section 2.04 with respect to Loans made by such Lender (and Section 2.04 shall apply, mutatis mutandis, to the payment obligations of the Lenders pursuant to this paragraph), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Company pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse an Issuing Bank for any LC Disbursement (other than the funding of a Loan as contemplated above) shall not constitute a Loan and shall not relieve the Company of its obligation to reimburse such LC Disbursement.

60 [[6906274]] (g) Obligations Absolute. The Company’s obligation to reimburse LC Disbursements as provided in paragraph (f) of this Section is absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement or any other Loan Document, or any term or provision thereof or hereof, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of ISP 98 or any successor publication of the International Chamber of Commerce) permits a drawing to be made under such Letter of Credit after the stated expiration date thereof or of the Commitments or (v) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of, or provide a right of setoff against, the Company’s obligations hereunder. None of the Administrative Agent, the Lenders, the Issuing Banks or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit, any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any other act, failure to act or other event or circumstance; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Company to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Company to the extent permitted by applicable law) suffered by the Company that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that unless a court of competent jurisdiction shall have determined in a final and nonappealable judgment that in making any such determination the applicable Issuing Bank acted with gross negligence, bad faith or willful misconduct, such Issuing Bank shall be deemed to have exercised care in such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (h) Interim Interest. If an Issuing Bank shall make any LC Disbursement, then, unless the Company shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof (or, if the Letter of Credit was denominated in Sterling, the US Dollar Equivalent of such unpaid amount) shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Company reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if the Company fails to reimburse such LC Disbursement when due pursuant to paragraph (f) of this Section, then Section 2.10(d) shall apply. Interest accrued pursuant to this paragraph shall be paid to the Administrative Agent, for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (f) of this Section to reimburse such Issuing Bank shall be paid to the Administrative Agent for the account

61 [[6906274]] of such Lender to the extent of such payment, and shall be payable on demand or, if no demand has been made, on the date on which the Company reimburses the applicable LC Disbursement in full. (i) Designation of Additional Issuing Banks. The Company may, at any time and from time to time, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld, delayed or conditioned), designate as additional Issuing Banks one or more Lenders that agree to serve in such capacity as provided below. The acceptance by a Lender of an appointment as an Issuing Bank hereunder shall be evidenced by an agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent, executed by the Company, the Administrative Agent and such designated Lender and, from and after the effective date of such agreement, (i) such Lender shall have all the rights and obligations of an Issuing Bank under this Agreement and (ii) references herein and in the other Loan Documents to the term “Issuing Bank” shall be deemed to include such Lender in its capacity as an issuer of Letters of Credit hereunder. (j) Termination of an Issuing Bank. The Company may terminate the appointment of any Issuing Bank as an “Issuing Bank” hereunder by providing a written notice thereof to such Issuing Bank, with a copy to the Administrative Agent. Any such termination shall become effective upon the earlier of (i) such Issuing Bank acknowledging receipt of such notice and (ii) the 10th Business Day following the date of the delivery thereof; provided that no such termination shall become effective until and unless the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (or its Affiliates) shall have been reduced to zero. At the time any such termination shall become effective, the Company shall pay all unpaid fees accrued for the account of the terminated Issuing Bank pursuant to Section 2.09(b). Notwithstanding the effectiveness of any such termination, the terminated Issuing Bank shall remain a party hereto and shall continue to have all the rights of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such termination, but shall not issue any additional Letters of Credit. (k) Issuing Bank Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall, in addition to its notification obligations set forth elsewhere in this Section, (i) report in writing to the Administrative Agent periodic activity (for such period or recurrent periods as shall be requested by the Administrative Agent) in respect of Letters of Credit issued by such Issuing Bank, including all issuances, extensions and amendments, all expirations and cancellations and all disbursements and reimbursements, (ii) reasonably prior to the time that such Issuing Bank issues, amends or extends any Letter of Credit, the date of such issuance, amendment or extension, and the stated amount of the Letters of Credit issued, amended or extended by it and outstanding after giving effect to such issuance, amendment or extension (and whether the amounts thereof shall have changed), (iii) on any Business Day on which the Company fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the amount of such LC Disbursement and (iv) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank. (l) Exposure Determination. For all purposes of this Agreement (other than for purposes of Section 2.09), the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases (other than any such increase consisting of the reinstatement of an amount previously drawn thereunder and reimbursed), whether or not such maximum stated amount is in effect at the time of determination.

62 [[6906274]] (m) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Company receives notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Company shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders and the Issuing Banks, an amount in the same currency as the currency in which such Letter of Credit is denominated, equal to 102% of the amount of the LC Exposure attributable to each Letter of Credit as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Company under Section 7.01(h). The Company shall also deposit cash collateral in accordance with this paragraph as and to the extent required by Section 2.08(b) or 2.17(c). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Company under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be in cash equivalents if any such investments are made (it being understood that any such investments shall be at the option and sole discretion of the Administrative Agent and at the Company’s risk and expense), such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Banks for LC Disbursements for which they have not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Company for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of (A) the Required Lenders and (B) in the case of any such application at a time when any Lender is a Defaulting Lender (but only if, after giving effect thereto, the remaining cash collateral shall be less than the total LC Exposure of all the Defaulting Lenders), the consent of each Issuing Bank), be applied to satisfy other obligations of the Company under this Agreement. If the Company is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Company within three Business Days after all Events of Default have been cured or waived. If the Company is required to provide an amount of cash collateral hereunder pursuant to Section 2.08(b), such amount (to the extent not applied as aforesaid) shall be returned to the Company to the extent that the applicable excess referred to in such Section shall have been eliminated and no Default shall have occurred and be continuing. If the Company provides an amount of cash collateral hereunder pursuant to Section 2.17(c), such amount (to the extent not applied as aforesaid) shall be returned to the Company, upon request of the Company, to the extent that, after giving effect to such return, no Issuing Bank shall have any exposure in respect of any outstanding Letter of Credit that is not fully covered by the Commitments of the Non-Defaulting Lenders and/or the remaining cash collateral and no Event of Default shall have occurred and be continuing. SECTION 2.20. Maturity Extensions. (a) Requests for Extension. The Company may, by written notice to the Administrative Agent (each, an “Extension Notice”), which notice shall not be given earlier than 60 days or later than 35 days prior to the proposed effective date of such extension (or, in each case, such other time periods as agreed to by the Administrative Agent in its reasonable discretion) (the “Existing Maturity Date”), request that each Lender consent to an extension of the Existing Maturity Date to the one-year anniversary thereof; provided that (i) not more than two extensions of the Maturity Date may be effected pursuant to this Section 2.20, (ii) not more than one extension

63 [[6906274]] of the Maturity Date may be effected in any 12-month period and (iii) immediately after giving effect to any such extension, the Maturity Date shall not be more than three years after the applicable Extension Effective Date. The Administrative Agent shall promptly furnish a copy of each Extension Notice to each Lender, and shall request that each Lender advise the Administrative Agent whether or not such Lender agrees to the requested extension not later than the date specified by the Administrative Agent (which date shall not be later than 20 days prior to the proposed effective date of such extension) (such date, the “Response Date”). (b) Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by written notice to the Administrative Agent given on or prior to the Response Date, advise the Administrative Agent whether or not such Lender agrees to the requested extension. Any Lender not responding on or prior to the Response Date shall be deemed to have declined the requested extension (each Lender agreeing to the requested extension being called an “Extending Lender”, and each Lender declining or deemed to have declined to agree to the requested extension being called a “Non-Extending Lender”). The election of any Lender to agree to any requested extension shall not obligate any other Lender to so agree. The Administrative Agent shall promptly notify the Company in writing of each Lender’s determination under this paragraph. (c) Effectiveness of Extensions. If Lenders constituting the Required Lenders shall have agreed to extend the Existing Maturity Date before the anniversary of the Effective Date immediately following the delivery of the applicable Extension Notice, then, effective as of the Extension Effective Date with respect thereto, the Maturity Date applicable to the Extending Lenders and the Replacement Lenders shall be the first anniversary of the Existing Maturity Date; provided that no extension of the Maturity Date pursuant to this Section 2.20 shall become effective unless (the first date on which such consent of the Required Lenders is obtained and the conditions specified in this proviso are satisfied with respect to the applicable extension being called the “Extension Effective Date”) (i) no Default or Event of Default shall have occurred and be continuing on the Extension Effective Date and (ii) on the Extension Effective Date, the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, in each case on and as of the Extension Effective Date, except in the case of any such representation or warranty that expressly relates to a prior date, in which case such representation or warranty shall be so true and correct on and as of such prior date and (iii) the Company shall have delivered to the Administrative Agent such customary secretary’s certificates and officer’s certificates and customary reaffirmations by the Subsidiary Guarantors, if any, as shall have been reasonably requested by the Administrative Agent in connection with any such extension. Promptly after the occurrence of any Extension Effective Date, the Administrative Agent shall notify the Lenders thereof. (d) The Company shall have the right, pursuant to Section 2.16(b), to require any Non-Extending Lender to assign in full its rights and obligations under this Agreement and the other Loan Documents to an Eligible Assignee (including any Extending Lender) designated by the Company that agrees to accept all of such rights and obligations and agrees to the applicable extension (a “Replacement Lender”). Subject to any assignments to any Replacement Lender, the Commitment of each Non-Extending Lender shall terminate on the Existing Maturity Date, and the principal amount of any outstanding Loans made by such Non-Extending Lender, together with any accrued interest thereon, and any accrued fees and other amounts payable to or for the account of such Non-Extending Lender hereunder, shall be due and payable on the Existing Maturity Date and on the Existing Maturity Date the Company shall also make such other prepayments of the

64 [[6906274]] Loans pursuant to Section 2.08 as shall be required in order that, after giving effect to the termination of the Commitments of, and all payments to, Non-Extending Lenders pursuant to this sentence, (x) the Aggregate Revolving Exposure would not exceed the Aggregate Commitment and (y) the Revolving Exposure of any Lender would not exceed its Commitment. Notwithstanding the foregoing, the Availability Period and the Maturity Date (without taking into consideration any extension pursuant to this Section), as such terms are used in reference to any Issuing Bank or any Letters of Credit issued by such Issuing Bank, may not be extended without the prior written consent of such Issuing Bank. ARTICLE III Representations and Warranties The Company represents and warrants to the Administrative Agent, the Lenders and the Issuing Banks, on the Effective Date and on each other date on which representations and warranties are required to be, or are deemed to be, made under the Loan Documents, that: SECTION 3.01. Organization. Each of the Company and the other Loan Parties is (a) duly organized and validly existing and (b) to the extent such concept is applicable in the relevant jurisdiction, in good standing under the laws of its jurisdiction of organization, in the case of clause (b) (other than in the case of the Company), except where the failure to be so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company and the other Loan Parties is duly qualified to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except, in each case, where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 3.02. Authorization; No Conflict. The Transactions to be entered into by any Loan Party are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action of such Loan Party. The Transactions do not (a) require any consent or approval of, or registration or filing with, any Governmental Authority, other than any consent, approval, registration or filing that has been obtained or made and is in full force and effect, (b) conflict with (i) any provision of applicable law or any judgment, order or decree that is binding upon the Company or any of its Subsidiaries, (ii) the charter, by-laws or other organizational documents of any Loan Party or (iii) any agreement, indenture, instrument or other document binding upon the Company or any of its Subsidiaries, or (c) require, or result in, the creation or imposition of any Lien on any material asset of the Company or any of its Subsidiaries (other than Liens in favor of the Administrative Agent created pursuant to any of the Loan Documents), in the case of clauses (a), (b)(i), (b)(iii) and (c), except to the extent that any of the foregoing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 3.03. Enforceability. Each of the Loan Documents to which any Loan Party is a party has been duly executed and delivered by such Loan Party and is the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to any Debtor Relief Laws affecting the enforceability of creditors’ rights generally and to general principles of equity. SECTION 3.04. Financial Statements. The audited consolidated financial statements of the Company as at the end of and for the fiscal year ended December 31, 2024, and

65 [[6906274]] the unaudited consolidated financial statements of the Company as at the end of and for the fiscal quarter ended March 31, 2025, copies of each of which have been made available to each Lender, were prepared in conformity with GAAP (subject, in the case of such unaudited statements, to the absence of footnotes and to normal year-end adjustments) and present fairly, in all material respects, the consolidated financial position of the Company as at such dates and the consolidated results of operations and cash flows of the Company for the periods then ended in conformity with GAAP. SECTION 3.05. No Material Adverse Change. Since December 31, 2024, there has been no event or condition that has had, or would reasonably be expected to have, a material adverse change in the financial condition, operations, assets or business of the Company and its Subsidiaries, taken as a whole. SECTION 3.06. Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries (a) involving the Loan Documents or (b) that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 3.07. Ownership of Properties; Intellectual Property. (a) Each of the Company and its Subsidiaries owns good title to all of its owned properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens except as permitted by Section 6.02, in each case, except (i) for defects in title that, individually or in the aggregate, do not materially interfere with the ordinary conduct of business of the Company or any Subsidiary or (ii) where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (b) Each of the Company and its Subsidiaries owns and possesses or has a license or other right to use all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights as are necessary for the conduct of the businesses of the Company and its Subsidiaries, without any infringement upon rights of others, in each case, except where the failure to do so or such infringement would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 3.08. Compliance with Laws. Each of the Company and its Subsidiaries is in compliance with all laws applicable to it or its property, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 3.09. ERISA. (a) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each Plan is in compliance with the applicable provisions of ERISA, the Code and other applicable federal or state laws, (ii) each Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter or opinion letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code or an application for such a letter is currently being processed by the IRS and, to the knowledge of the Company, nothing has occurred that would prevent or cause the loss of such tax-qualified status and (iii) there has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan. As of the date

66 [[6906274]] hereof, the Company does not and has not sponsored, maintained or contributed to, or has or is reasonably expected to have any direct or indirect liability with respect to, any Multiemployer Plan. (b) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) no ERISA Event has occurred or is reasonably expected to occur, (ii) no Pension Plan has any unfunded pension liability (i.e., excess of benefit liabilities over the current value of that Pension Plan’s assets, determined pursuant to the assumptions used for funding the Pension Plan for the applicable plan year in accordance with Section 430 of the Code) and (iii) neither the Company nor any ERISA Affiliate has engaged in a transaction that would reasonably be expected to be subject to Section 4069 or Section 4212(c) of ERISA. SECTION 3.10. Taxes. Each of the Company and its Subsidiaries have paid all Taxes required to have been paid by them before the same became delinquent or in default, except to the extent (a) (i) the validity or amount thereof is being contested in good faith by appropriate proceedings and (ii) the Company or such Subsidiary has set aside on its books reserves with respect thereto to the extent required by GAAP or (b) the failure to make such payment would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 3.11. Investment Company Act. No Loan Party is an “investment company” within the meaning of, or subject to regulation under, the Investment Company Act of 1940. SECTION 3.12. Margin Regulations. No part of the proceeds of any Loan has been or will be used immediately, incidentally, or ultimately, for any purpose which entails a violation (including on the part of any Lender) of the provisions of Regulation U or Regulation X. The Company is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock. SECTION 3.13. Information. As of the Effective Date, (a) written information concerning the Company and its Subsidiaries (other than (x) any financial projections, forecasts, financial estimates and other forward-looking and/or projected information (collectively, the “Projections”) and (y) information of a general economic or industry-specific nature) furnished by the Company, or any of its representatives, to the Administrative Agent, any Arranger or any Lender in connection with the Transactions on or prior to the Effective Date, when taken as a whole and taken together with the Company’s publicly available filings with the SEC (in each case, other than any portion thereof under the heading “Risk Factors”, “Cautionary Forward-Looking Statements” and any similar cautionary disclosure or disclaimers), does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (after giving effect to all supplements and updates thereto theretofore made) and (b) the Projections furnished by the Company, or any of its representatives, to the Administrative Agent, any Arranger or any Lender in connection with the Transactions on or prior to the Effective Date have been prepared in good faith based upon assumptions that are believed by the Company to be reasonable at the time furnished (it being recognized by the Administrative Agent, the Arrangers and the Lenders that the Projections are not to be viewed as facts and are subject to significant uncertainties and contingencies many of which are beyond the Company’s control, that no assurance can be given that any particular financial projections will be realized, that actual results may differ from projected results and that such differences may be material).

67 [[6906274]] SECTION 3.14. Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions; Use of Proceeds. The Company has implemented and maintains in effect policies and procedures designed to promote compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, and the Company, its Subsidiaries and, to the knowledge of the Company, their respective directors, officers, employees and agents are in compliance with Anti- Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions in all material respects. None of (a) the Company, any of its Subsidiaries or, to the knowledge of the Company, any of their respective directors or officers, or (b) to the knowledge of the Company, any employee or agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from any of the credit facilities established hereby, is a Sanctioned Person. The Company will use the proceeds of the Loans and the Letters of Credit in compliance with Section 5.08. As of the Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct. SECTION 3.15. Affected Financial Institutions. The Company is not an Affected Financial Institution. ARTICLE IV Conditions SECTION 4.01. Conditions to Effective Date. The effectiveness of this Agreement and the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions shall be satisfied (or waived in accordance with Section 9.02): (a) The Administrative Agent shall have executed a counterpart of this Agreement and shall have received from the Company and each Lender either (i) a counterpart of this Agreement executed on behalf of the Company or (ii) evidence satisfactory to the Administrative Agent (which may include an electronic transmission of a “pdf” or similar copy of a signature by such party of a counterpart hereof) that the Company has signed a counterpart of this Agreement. (b) The Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the Effective Date) of each of (i) Cravath, Swaine & Moore LLP, special New York counsel to the Company, and (ii) Conyers Dill & Pearman Limited, Bermuda counsel to the Company. (c) The Administrative Agent shall have received a certificate of the Company, dated the Effective Date and executed by a secretary, assistant secretary or other Responsible Officer of the Company, which shall (i) certify that (A) attached thereto is a true and complete copy of the certificate of continuance and memorandum of continuance of the Company, and that the memorandum of incorporation attached thereto has not been amended (except as attached thereto) since the date reflected thereon, (B) attached thereto is a true and correct copy of the bye-laws of the Company, and such bye-laws are in full force and effect as of the Effective Date and (C) attached thereto is a true and complete copy of the resolutions or written consent of the board of directors of the Company authorizing the execution and delivery of the Loan Documents by the Company, which

68 [[6906274]] resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (ii) identify by name and title and bear the signatures of the officers or other authorized signatories of the Company who are authorized to sign the Loan Documents. (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Responsible Officer of the Company, certifying as to the satisfaction of the conditions set forth in Sections 4.02(a) and 4.02(b). (e) The Administrative Agent shall have received, at least three Business Days prior to the Effective Date, all documentation and other information required by regulatory authorities with respect to the Company under applicable “know your customer” and anti- money laundering rules and regulations, including the USA PATRIOT Act, in each case, that has been reasonably requested by any Lender in writing at least 10 Business Days in advance of the Effective Date and if the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Administrative Agent and each Lender that requests a Beneficial Owner Certification in writing at least 10 Business Days in advance of the Effective Date shall have received, at least two Business Days prior to the Effective Date, a Beneficial Ownership Certification consistent with the LSTA form beneficial ownership certification, in relation to the Company. (f) All fees and expenses required to be paid on the Effective Date pursuant to the Engagement Letter, any Fee Letter or this Agreement, in the case of expenses, to the extent invoiced at least two Business Days prior to the Effective Date (or such later date to which the Company may agree), shall have been paid. The Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding. SECTION 4.02. Conditions to Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (other than any conversion or continuation of any Loan) and of each Issuing Bank to issue, amend or extend any Letter of Credit (other than (i) any amendment or extension of a Letter of Credit that does not increase the face amount of such Letter of Credit and (ii) an automatic extension permitted pursuant to Section 2.19(c)), in each case, after the Effective Date, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions: (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct (other than, solely after the Effective Date, Sections 3.05 and 3.06) (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the date of such Borrowing or the date of such issuance, amendment or extension of such Letter of Credit, as applicable, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date. (b) At the time of and immediately after giving effect to such Borrowing or such issuance, amendment or extension of such Letter of Credit, as applicable, no Default or Event of Default shall have occurred and be continuing.

69 [[6906274]] On the date of any Borrowing (other than any conversion or continuation of any Loan) or the issuance, amendment or extension of any Letter of Credit (other than (i) any amendment or extension of a Letter of Credit that does not increase the face amount of such Letter of Credit and (ii) an automatic extension permitted pursuant to Section 2.19(c)), the Company shall be deemed to have represented and warranted that the conditions specified in paragraphs (a) and (b) of this Section have been satisfied. ARTICLE V Affirmative Covenants Until the Termination Date, the Company covenants and agrees that: SECTION 5.01. Financial Reporting. The Company shall furnish to the Administrative Agent (for further delivery to each Lender): (a) Quarterly Financial Statements. Within 45 days after the end of each of the first three fiscal quarters of each of its fiscal years (commencing with the first fiscal quarter ending after the Effective Date), an unaudited consolidated balance sheet of the Company as at the end of such fiscal quarter and related unaudited consolidated statements of operations, comprehensive income, changes in equity and cash flows of the Company for such fiscal quarter and/or the then elapsed portion of the fiscal year and, in each case, setting forth in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the prior fiscal year, which shall present fairly, in all material respects, the consolidated financial position of the Company as at the dates indicated and the consolidated results of operations and cash flows of the Company for the periods indicated in conformity with GAAP, subject to normal year-end audit adjustments and the absence of certain footnotes; provided that if the SEC has generally granted to the registrants an extension of any quarterly financial statement reporting deadline, and such extension is available to the Company, then if such extended deadline would be later than the applicable deadline described in this Section 5.01(a), such extended deadline shall apply for purposes of this Section 5.01(a) with respect to the applicable period, but in no event shall such extended deadline be later than 20 Business Days after the applicable deadline described in this Section 5.01(a). (b) Annual Financial Statements. Within 90 days after the end of each fiscal year (commencing with the first fiscal year ending after the Effective Date), an audited consolidated balance sheet of the Company as at the end of such fiscal year and related audited consolidated statements of operations, comprehensive income, shareholders’ equity and cash flows of the Company for such fiscal year, accompanied by an audit report thereon of PricewaterhouseCoopers LLP or another nationally recognized independent registered public accounting firm, which audit report shall not contain any “going concern” or like qualification or exception or any qualification or exception as to the scope of audit and shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the Company as at the date indicated and the consolidated results of operations and cash flows of the Company for the period indicated in conformity with GAAP; provided that if the SEC has generally granted to the registrants an extension of any annual financial statement reporting deadline, and such extension is available to the Company, then if such extended deadline would be later than the applicable deadline described in this Section 5.01(b), such applicable deadline shall apply for purposes of this Section 5.01(b) with respect to the applicable period, but in no event shall such extended deadline be later than 20 Business Days after the applicable deadline described in this Section 5.01(b).

70 [[6906274]] (c) Compliance Certificate. Within five days of each delivery of any financial statements pursuant to paragraphs (a) and (b) of this Section, a Compliance Certificate, signed by a Responsible Officer of the Company, setting forth calculations for the period then ended which demonstrate compliance with Sections 6.04(a) and 6.04(b), calculating the Debt to Cap Ratio for purposes of determining the Applicable Rate and stating that as of the date of such Compliance Certificate no Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof. (d) Annual Statutory Statements. Within 10 Business Days after the filing thereof with any Applicable Insurance Regulatory Authority, copies of any annual “Statutory Statement” of GAIL, for so long as it is a Subsidiary, and each Material Insurance Subsidiary, in each case, that have been filed with the Applicable Insurance Regulatory Authority after the Effective Date. Information required to be delivered to (i) the Administrative Agent pursuant to paragraph (a), (b) or (d) of this Section or (ii) the Administrative Agent or any Lender pursuant to Section 5.02 may be delivered electronically and shall be deemed to have been delivered on the date on which (A) the Company posts such information (or materials that include such information), or provides a link thereto, on the Company’s website at www.whitemountains.com, (B) such information is publicly posted (or is included in materials that are publicly posted) on the SEC’s website at www.sec.gov or (C) such information is posted (or is included in materials that are posted) on the Platform. SECTION 5.02. Notices; Other Information. (a) Notice of Default or Material Adverse Effect. Promptly after any Responsible Officer of the Company obtains knowledge of: (i) the occurrence or existence of a Default or Event of Default; or (ii) any development that results in, or would reasonably be expected to result in, a Material Adverse Effect; the Company shall furnish to the Administrative Agent written notice describing the same and, in the case of clause (i), the action which the Company has taken or proposes to take with respect thereto. (b) Other Information. The Company shall, promptly following a request by any Lender, deliver to such Lender all documentation and other information with respect to the Company and its Subsidiaries that such Lender reasonably requests in order to comply with its obligations under the applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation. The Company shall promptly following receiving a request therefor from the Administrative Agent, deliver to the Administrative Agent (for further delivery to each applicable Lender, as the case may be) such other information with respect to the Company or any of its Subsidiaries as from time to time may be reasonably requested by the Administrative Agent (or by any Lender through the Administrative Agent); provided that the Company shall not be required to provide any such information to the extent that the provision thereof would, in the Company’s good faith judgment, violate any work product or attorney-client privilege (or result in the loss thereof), violate any law, rule or regulation applicable to the Company and/or any Subsidiary or any obligation of

71 [[6906274]] confidentiality to a third party binding on the Company and/or any Subsidiary (so long as such confidentiality obligation was not entered into in contemplation of preventing such information from being provided to the Administrative Agent); provided further that the Company shall provide the Administrative Agent with notice of the existence of any such information that is being withheld. SECTION 5.03. Books and Records; Inspections. The Company shall, and shall cause each of its Subsidiaries to, keep its books and records in all material respects in accordance with sound business practices sufficient to allow the preparation of financial statements in conformity with GAAP. The Company shall, and shall cause each of its Subsidiaries to, permit the Administrative Agent (acting on its own behalf or on behalf of any of the Lenders) or any representative designated by the Administrative Agent, all at the expense of the Company and at mutually agreeable times and upon reasonable prior written notice, to visit and inspect its properties, to examine and make extracts from those portions of its books and records relating to financial condition, and to discuss its financial affairs with its officers; provided that (a) the Administrative Agent may not exercise such rights more often than once in any fiscal year, unless an Event of Default has occurred and is continuing and (b) neither the Company nor any Subsidiary shall be required to permit any of the foregoing to the extent that such visit, inspection, examination or discussion would, in the Company’s good faith judgment, violate any work product or attorney- client privilege (or result in the loss thereof), violate any law, rule or regulation applicable to the Company and/or any Subsidiary or any obligation of confidentiality to a third party binding on the Company or any Subsidiary (so long as such confidentiality obligation was not entered into in contemplation of preventing such visit, inspection, examination or discussion); provided that the Company shall provide the Administrative Agent with notice of the existence of any such information that is being so withheld. SECTION 5.04. Maintenance of Property; Maintenance of Insurance. The Company shall, and shall cause each of its Subsidiaries to: (a) keep all property necessary in the business of the Company or such Subsidiary in working order and condition, ordinary wear and tear and casualty and condemnation excepted, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and (b) maintain, with insurance companies the Company believes to be reputable and financially sound, insurance in such amounts (after giving effect to self-insurance) and against such risks as the Company reasonably believes to be prudent in light of the business of the Company and its Subsidiaries and the availability of insurance on a cost-effective basis, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.05. Compliance with Laws. The Company shall, and shall cause each of its Subsidiaries to, comply with all applicable laws, except where failure to comply would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company shall maintain in effect policies and procedures designed to promote compliance in all material respects by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions.

72 [[6906274]] SECTION 5.06. Maintenance of Existence; Rights and Privileges. Except as provided in Section 6.03, (a) the Company shall do or cause to be done all things necessary to preserve and maintain its legal existence and (b) the Company shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, permits, privileges and franchises material to the conduct of the business of the Company and the Subsidiaries, taken as a whole, except, in the case of this clause (b), where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.07. Payment of Taxes. The Company shall, and shall cause each of its Subsidiaries to, pay all Taxes required to be paid by them before the same shall become delinquent or in default, except to the extent (a) (i) the validity or amount thereof is being contested in good faith by appropriate proceedings and (ii) the Company or such Subsidiary has set aside on its books reserves with respect thereto to the extent required by GAAP or (b) the failure to make payment would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.08. Use of Proceeds; Sanctions. (a) The proceeds of the Loans will be used for working capital and other general corporate purposes of the Company and its Subsidiaries, including Acquisitions and share repurchases. Letters of Credit will be issued for general corporate purposes of the Company and its Subsidiaries. (b) The Company will not request any Loan or Letter of Credit, and the Company shall not use, and the Company shall procure that its Subsidiaries shall not use, the proceeds of any Loan or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or any Anti-Money Laundering Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person or in any Sanctioned Country or (iii) in any other manner that would result in a violation of Sanctions by any party hereto. (c) The Company and its Subsidiaries shall not become, nor shall the Company permit any of its or its Subsidiaries’ respective directors, officers, employees, or agents that will act in any capacity in connection with or benefit from any of the credit facilities established hereby to become, a Sanctioned Person. ARTICLE VI Negative Covenants Until the Termination Date, the Company covenants and agrees that: SECTION 6.01. Indebtedness. The Company shall not permit any Subsidiary (other than a Subsidiary Guarantor) to create, incur, assume or permit to exist any Indebtedness, except: (a) Indebtedness created under the Loan Documents; (b) Indebtedness described on, or incurred pursuant to commitments described on, Schedule 6.01 and any Refinancing Indebtedness in respect thereof;

73 [[6906274]] (c) (i) Indebtedness of any Subsidiary (x) incurred to finance the acquisition, construction, repair or improvement of any fixed or capital assets, including any Capital Lease, provided that such Indebtedness is incurred prior to or within 270 days after such acquisition or the completion of such construction, repair or improvement and the principal amount of such Indebtedness does not exceed the cost of acquiring, constructing or improving such fixed or capital assets, or (y) assumed in connection with the acquisition of any fixed or capital assets, and (ii) any Refinancing Indebtedness in respect thereof; (d) (i) Indebtedness of any Person that becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into a Subsidiary in a transaction permitted hereunder), or Indebtedness of any Person that is assumed by any Subsidiary in connection with any Acquisition or similar investment, in each case, after the Effective Date, provided that such Indebtedness exists at the time such Person becomes a Subsidiary (or is so merged or consolidated) or such Acquisition or other similar investment is consummated and is not created in contemplation thereof, and (ii) any Refinancing Indebtedness in respect thereof; (e) Indebtedness of any Subsidiary owed to the Company or any other Subsidiary, provided that such Indebtedness shall not have been transferred to any other Person other than the Company or a Subsidiary; (f) Guarantees by any Subsidiary of Indebtedness of any other Subsidiary; provided that a Subsidiary shall not Guarantee Indebtedness of any other Subsidiary that it would not have been permitted to incur under this Section if it were a primary obligor thereon; (g) obligations (i) arising from any indemnification, adjustment of purchase price, earn-out or similar obligations incurred in connection with any Acquisition or other similar investment or any Disposition and (ii) in respect of letters of credit, banker’s acceptances or similar instruments to support any of the foregoing obligations; (h) obligations (i) pursuant to tenders, statutory obligations, bids, leases, governmental contracts, trade contracts, surety, stay, customs, appeal and performance bonds or other similar obligations incurred in the ordinary course of business and (ii) in respect of letters of credit, banker’s acceptances or similar instruments to support any of the foregoing obligations; (i) obligations (i) in respect of workers compensation, unemployment insurance (including premiums related thereto), other types of social security, pension obligations, vacation pay, health, disability or other employee benefits or (ii) in respect of letters of credit, banker’s acceptances or similar instruments to support any of the foregoing obligations; (j) obligations (i) in respect of any Cash Management Services and (ii) in respect of incentive, supplier finance or similar programs in the ordinary course of business; (k) (i) Guarantees of the obligations of suppliers, customers, licensees or sublicensees in the ordinary course of business, (ii) obligations to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services incurred in the ordinary course of business and (iii) obligations in respect of letters of credit, banker’s acceptances, surety bonds, performance bonds or similar instruments entered into in the ordinary course of business; (l) obligations owing under incentive, supply, license, sublicense or similar agreements entered into in the ordinary course of business;

74 [[6906274]] (m) Indebtedness consisting of the financing of insurance premiums; (n) customer deposits and advance payments received from customers for goods and services in the ordinary course of business; (o) (i) Indebtedness of any Insurance Subsidiary incurred (A) in the ordinary course of business, including Indebtedness incurred to finance all or any portion of the statutory reserves required to be held by any Insurance Subsidiary, or (B) in securing insurance-related obligations (that do not constitute Indebtedness) of such Insurance Subsidiary and (ii) letters of credit, banker’s acceptances, surety bonds, performance bonds or similar instruments issued for the account of any Insurance Subsidiary in the ordinary course of its business or in securing insurance- related obligations (that do not constitute Indebtedness) of such Insurance Subsidiary; (p) short-term Indebtedness (i.e., with a maturity of less than one year when issued; provided that such Indebtedness may include an option to extend for up to an additional one year period) of any Insurance Subsidiary incurred to provide short-term liquidity to facilitate claims payment in the event of a catastrophe; (q) Indebtedness under repurchase and reverse repurchase arrangements with respect to securities and financial instruments incurred in the ordinary course of business; (r) Indebtedness secured by Capital Stock that is incurred in connection with investing activities in the ordinary course of business; (s) Indebtedness incurred under securities lending arrangements entered into in the ordinary course of business; (t) to the extent constituting Indebtedness, liabilities representing collateral held with respect to securities lending activities; (u) Indebtedness represented by Hybrid Securities (except to the extent such Indebtedness is included in the calculation of Total Consolidated Indebtedness); (v) other Indebtedness (in addition to any Indebtedness permitted pursuant to clauses (a) through (u) above), provided that at the time of incurrence of such Indebtedness and after giving pro forma effect thereto and to all related transactions (including any Acquisition consummated in connection with such incurrence), the sum, without duplication, of (i) the aggregate outstanding principal amount of Indebtedness of Subsidiaries permitted by this clause (v) and (ii) the aggregate outstanding principal amount of Indebtedness secured by Liens permitted by Section 6.02(o) does not exceed 20% of Consolidated Net Worth as of the last day of the then most recently ended Test Period; and (w) all premiums (if any), interest (including post-petition interest and payment in kind interest), accretion or amortization of original issue discount, fees, expenses and charges with respect to any Indebtedness of any Subsidiary. SECTION 6.02. Liens. The Company shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, except: (a) Liens created under the Loan Documents;

75 [[6906274]] (b) Permitted Encumbrances; (c) any Lien on any asset of the Company or any Subsidiary existing on the Effective Date and, to the extent such property or assets have a fair market value exceeding US$5,000,000 in the aggregate, set forth on Schedule 6.02 (and any Lien on any asset of the Company or any Subsidiary created pursuant to requirements described on Schedule 6.02); provided that (i) such Lien shall not attach to any other asset of the Company or any Subsidiary (other than the proceeds or products thereof, replacements, accessions or additions thereto and improvements thereon), provided that individual financings of the type permitted under Section 6.01(c) provided by any Person may be cross-collateralized to other financings of such type provided by such Person or its Affiliates, and (ii) such Lien shall secure only those obligations that it secures on the Effective Date (or obligations created pursuant to commitments described in Schedule 6.01) and any extensions, renewals and refinancings thereof that do not increase the outstanding principal amount thereof (or, in the case of any such obligations constituting Indebtedness, any Refinancing Indebtedness in respect thereof permitted by Section 6.01); (d) any Lien existing on any asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any asset of any Person that becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into the Company or a Subsidiary in a transaction permitted hereunder) after the Effective Date prior to the time such Person becomes a Subsidiary (or is so merged or consolidated); provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary (or such merger or consolidation), (ii) such Lien shall not attach to any other asset of the Company or any Subsidiary (other than the proceeds or products thereof, replacements, accessions or additions thereto and improvements thereon and any ancillary rights), provided that individual financings of the type permitted under Section 6.01(c) provided by any Person may be cross-collateralized to other financings of such type provided by such Person or its Affiliates, and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary (or is so merged or consolidated) and any extensions, renewals and refinancings thereof that do not increase the outstanding principal amount thereof (or, in the case of any such obligations constituting Indebtedness, any Refinancing Indebtedness in respect thereof permitted by Section 6.01); (e) Liens on assets acquired, constructed, repaired or improved by the Company or any Subsidiary securing Indebtedness, including Capital Leases, incurred to finance such acquisition, construction, repair or improvement, and any obligations relating thereto not constituting Indebtedness, and any extensions, renewals and refinancings thereof that do not increase the outstanding principal amount thereof (or that constitute Refinancing Indebtedness in respect thereof permitted by Section 6.01); provided that such Liens shall not attach to any asset of the Company or any Subsidiary other than the assets financed by such Indebtedness (other than the proceeds or products thereof, replacements, accessions or additions thereto and improvements thereon and any ancillary rights (including related contract rights and payment intangibles and other assets related thereto)), provided that individual financings of the type permitted under Section 6.01(c) provided by any Person may be cross-collateralized to other financings of such type provided by such Person or its Affiliates;

76 [[6906274]] (f) in connection with any Disposition of Capital Stock or other assets in a transaction permitted under Section 6.03, customary rights and restrictions contained in agreements relating to such Disposition pending the completion thereof; (g) in the case of (i) any Subsidiary that is not a wholly-owned Subsidiary of the Company or (ii) the Capital Stock in any Person that is not a Subsidiary, any encumbrance or restriction, including any put and call arrangements, related to Capital Stock in such Subsidiary or such other Person set forth in the organizational documents of such Subsidiary or such other Person or any related joint venture, shareholders’ or similar agreement or Liens on Capital Stock in such Subsidiary or such other Person securing obligations of such Persons; (h) Liens on any cash deposits (including as part of any escrow arrangement) made by the Company and/or any of its Subsidiaries in connection with any Acquisition or other similar investment, or any Disposition, permitted hereunder; (i) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (j) Liens on property of any Subsidiary that is not a Loan Party, which Liens secure Indebtedness of such Subsidiary permitted under Section 6.01; (k) Liens in favor of any Loan Party; (l) Liens on cash and cash equivalents used to defease, redeem, satisfy or discharge Indebtedness; (m) Liens on the proceeds of any Indebtedness incurred in connection with any transaction permitted hereunder, which proceeds have been deposited into a dedicated account to secure such Indebtedness pending the application of such proceeds to finance such transaction, and on cash or cash equivalents set aside at the time of the incurrence of such Indebtedness to the extent such cash or cash equivalents prefund the payment of interest or fees on such Indebtedness and are held in such dedicated account pending application for such purpose; (n) Liens on assets of any Insurance Subsidiary securing (i) short-term Indebtedness (i.e., with a maturity of less than one year when issued, provided that such Indebtedness may include an option to extend for up to an additional one year period) incurred to provide short-term liquidity to facilitate claims payments in the event of a catastrophe, (ii) Indebtedness incurred in the ordinary course of business or in securing insurance-related obligations (that do not constitute Indebtedness) and letters of credit, banker’s acceptances, surety bonds, performance bonds or similar instruments issued for the account of any such Insurance Subsidiary in the ordinary course of business or in securing insurance-related obligations (that do not constitute Indebtedness) or (iii) insurance-related obligations (that do not constitute Indebtedness); and (o) other Liens securing Indebtedness or other obligations; provided that at the time of incurrence of such Indebtedness or obligations and after giving pro forma effect thereto and to all related transactions (including any Acquisition consummated in connection with such incurrence), the sum, without duplication, of (i) the aggregate outstanding principal amount of Indebtedness or other obligations secured by Liens

77 [[6906274]] permitted by this clause (o) and (ii) the aggregate outstanding principal amount of Indebtedness permitted by Section 6.01(v) does not exceed 20% of Consolidated Net Worth as of the last day of the then most recently ended Test Period. SECTION 6.03. Fundamental Changes; Business Activities. (a) The Company shall not merge or consolidate with any other Person, or liquidate, wind-up or dissolve, except that any Person may merge or consolidate with or into the Company, provided that either (i) the Company shall be the continuing or surviving Person or (ii) if the Person formed by or surviving any such merger or consolidation is not the Company (any such Person, the “Successor Company”), (x) the Successor Company shall be an entity organized under the laws of the United States of America, any state thereof or the District of Columbia or Bermuda, (y) the Successor Company shall expressly assume all obligations of the Company under this Agreement and the other Loan Documents to which it is a party pursuant to an agreement reasonably satisfactory to the Administrative Agent, and the Administrative Agent shall have received such opinions, certificates and other documents as it shall reasonably request with respect thereto, and (z) each Subsidiary Guarantor, if any, unless such Subsidiary Guarantor is the other party to such merger or consolidation, shall have executed and delivered a reaffirmation agreement with respect to its obligations under the Loan Documents; it being understood and agreed that if the foregoing conditions under clauses (x) through (z) are satisfied, the Successor Company will succeed to, and be substituted for, the Company under this Agreement and the other Loan Documents. (b) The Company shall not, and shall not permit any of its Subsidiaries to, Dispose of, directly or through any merger or consolidation and whether in one transaction or in a series of transactions, assets (including Capital Stock of Subsidiaries) representing all or substantially all of the assets of the Company and its Subsidiaries (whether now owned or hereafter acquired), taken as a whole (it being understood and agreed that this Section 6.03(b) shall not restrict Disposition of assets between or among the Company and the Subsidiaries). (c) The Company shall not, and shall not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses and activities of the type engaged in on the Effective Date and businesses and other activities complementary, related or incidental thereto or that are reasonable extensions, developments or expansions thereof. SECTION 6.04. Financial Covenants. (a) Minimum Consolidated Net Worth. The Company shall not permit Consolidated Net Worth, as of the last day of any Test Period, to be less than an amount equal to: (i) US$3,156,700,000; plus (ii) 50% of Consolidated Net Income (but only if such Consolidated Net Income is positive) for each fiscal year ending after the Effective Date (provided that for the fiscal year ending December 31, 2025, only the three fiscal quarters ending after March 31, 2025 shall be included) and for which financial statements have been, or are required to be, delivered under Section 5.01(b); plus (iii) 50% of the net cash proceeds (as reasonably determined by the Company) received by the Company or any of its Subsidiaries from any issuance by the Company of its Capital Stock after the Effective Date (other than issuances pursuant to

78 [[6906274]] employee stock plans or other benefit or employee incentive arrangements or issued to Employee Related Persons of the Company or any Subsidiary, issuances as consideration for any Acquisition or similar investment and issuances to any Subsidiary); minus (iv) the lesser of (A) US$600,000,000 and (B) the sum of the following: (1) an amount equal to 70% of the aggregate consideration paid by the Company for repurchases or redemptions of its Capital Stock and the aggregate amount of dividends and distributions paid by the Company in respect of its Capital Stock, in each case, since March 31, 2025, plus (2) without duplication of subclause (3) below, an amount equal to 70% of the aggregate consideration paid by any Subsidiary of the Company for repurchases or redemptions of its Capital Stock and the aggregate amount of dividends and distributions paid by any Subsidiary of the Company in respect of its Capital Stock, in each case, since March 31, 2025 and other than any such consideration or dividends paid to the Company or any of its Subsidiaries, plus (3) in the event the Company or any of its Subsidiaries consummates any Distribution Event after March 31, 2025, an amount (if positive) equal to 70% of such portion of the Consolidated Net Worth as of March 31, 2025 as is attributable to the Company’s direct or indirect interest in the related Distribution Business as of March 31, 2025 (it being understood and agreed that such amount shall be as determined by the Company reasonably and in good faith and will be net of (x) any net assets received by the Company and its Subsidiaries (other than any Distribution Subsidiaries) as consideration for such Distribution Event and (y) any amounts attributable to any Capital Stock owned by the Company and its Subsidiaries (other than the Distribution Subsidiaries) in the Distribution Subsidiaries immediately after the consummation of such Distribution Event). (b) Debt to Cap Ratio. The Company shall not permit the Debt to Cap Ratio, as of the last day of any Test Period, to exceed 32.5%. SECTION 6.05. Financial Strength Rating. For so long as GAIL is a Subsidiary, the Company shall not permit the Financial Strength Rating of GAIL to fall below A-. ARTICLE VII Events of Default SECTION 7.01. Defaults. If any of the following events (“Events of Default”) shall occur: (a) Non-Payment of the Loans, Etc. Default in the payment when due of the principal of any Loan, whether at the due date thereof or at a date fixed for prepayment or otherwise, or any reimbursement obligation in respect of any LC Disbursement; or default, and continuance thereof for three Business Days, in the payment when due of any interest, fee or other amount (other than principal or any reimbursement obligation in respect of an LC Disbursement) payable by the Company under any Loan Document; (b) Non-Payment or Acceleration of Other Indebtedness. (i) Failure by the Company or any Subsidiary to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness when due, whether by acceleration or otherwise (but after giving effect to any grace period applicable thereto) or (ii) any other failure by the Company or any Subsidiary to perform any covenant under any Material Indebtedness, or the

79 [[6906274]] occurrence of any other default thereunder, if, in the case of this clause (ii), such failure or other default shall have resulted in such Material Indebtedness becoming due or being required to be prepaid, repurchased, redeemed or defeased by the Company or any Subsidiary, in each case, prior to its scheduled maturity or, in the case of a Hedging Agreement, being terminated; provided that that this paragraph (b) shall in any event not apply to (i) any redemption, repurchase, conversion or settlement in respect of Convertible Indebtedness pursuant to its terms (other than any right to convert such Indebtedness into cash that is triggered by an event of default, a change of control or a similar event, however denominated), (ii) any secured Indebtedness that becomes due as a result of the voluntary sale or transfer of, or any casualty or condemnation with respect to, assets securing such Indebtedness, (iii) any prepayment, repurchase, redemption or defeasance of any Indebtedness incurred in connection with an Acquisition if such Acquisition is not consummated, (iv) any Indebtedness of any Person assumed in connection with an Acquisition to the extent that such Indebtedness is repaid, repurchased or redeemed as required by the terms thereof in connection with such Acquisition, (v) any Indebtedness that becomes due as a result of a voluntary prepayment, repurchase, redemption or defeasance thereof, or any refinancing thereof, permitted under this Agreement, (vi) any requirement to, or to offer to, prepay, repurchase or redeem any Indebtedness using a portion of excess cash flow or similar financial measure, (vii) any customary debt and equity proceeds prepayment requirements contained in any bridge or other interim credit facility, or (viii) in the case of any Hedging Agreement, termination events or equivalent events pursuant to the terms of such Hedging Agreement not arising as a result of a default by the Company or any Subsidiary thereunder; (c) Non-Compliance with Loan Documents. (i) Failure by any Loan Party to comply with or to perform any covenant set forth in Section 5.02(a), 5.06(a) (as to the legal existence of the Company) or 5.08 or Article VI or (ii) failure by any Loan Party to comply with or to perform any other provision of this Agreement or any other Loan Document (and not constituting an Event of Default under any other clause of this Section 7.01) and continuance of such failure described in this clause (ii) for 30 days after the receipt by the Company of written notice thereof from the Administrative Agent; (d) Representations or Warranties. Any representation or warranty made or deemed made by or on behalf of any Loan Party herein or in any other Loan Document, or in any certificate furnished by or on behalf of any Loan Party to the Administrative Agent, any Lender or any Issuing Bank in connection with any of the Loan Documents, shall prove to have been untrue in any material respect when made or deemed made; (e) Judgments. Final judgments for the payment of money which exceed an aggregate of US$100,000,000 (other than any such judgment covered by insurance (other than under a self-insurance program) provided by an independent insurer to the extent a claim therefor has been made in writing and liability therefor has not been denied by the insurer) shall be rendered against the Company or any of its Material Subsidiaries and shall not have been paid, discharged or vacated or had execution thereof stayed pending appeal within 60 days after entry or filing of such judgments; (f) Invalidity of Loan Documents, Etc. Any material Loan Document shall cease to be in full force and effect (other than in accordance with its terms); or any Loan Party shall contest in any manner the validity, binding nature or enforceability of any material Loan Document (other than, in the case of any Guarantee, upon the release thereof in accordance with its terms or as provided in Section 9.14); or any Guarantee purported to be created under any Loan Document shall cease to be in full force or effect (other than in accordance with its terms or as a result of the

80 [[6906274]] release thereof as provided in Section 9.14); or any Loan Party shall contest the validity, binding nature or enforceability thereof, or any Loan Party shall deny that it has any further liability thereunder (other than, in the case of any Guarantee, upon the release thereof in accordance with its terms or as provided in Section 9.14); (g) Change of Control. A Change of Control shall occur; (h) Bankruptcy, Insolvency, Etc. The Company or any Material Subsidiary applies for, consents to, or acquiesces in the appointment of a trustee, receiver, administrator or other custodian for the Company or such Material Subsidiary or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver, administrator or other custodian is appointed for the Company or any Material Subsidiary or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement or other case or proceeding under any Debtor Relief Laws, or any dissolution or liquidation proceeding (other than, in the case of any Material Subsidiary, any solvent dissolution or liquidation thereof) is commenced in respect of the Company or any Material Subsidiary, and if such case or proceeding is not commenced by the Company or such Material Subsidiary, it is consented to or acquiesced in by the Company or such Material Subsidiary, or remains for 60 days undismissed; or the Company or any Material Subsidiary takes any corporate action to authorize, or in furtherance of, any of the foregoing; (i) Inability to Pay. The Company or any Material Subsidiary becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or (j) ERISA. An ERISA Event shall have occurred that would reasonably be expected to result in, individually or in the aggregate with any other ERISA Event, a Material Adverse Effect; then, and in every such event (other than an event with respect to the Company described in paragraph (h) of this Section), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Company, take any or all of the following actions, at the same or different times: (i) terminate the Commitments and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part (but ratably among the Loans at the time outstanding), in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Company hereunder, shall become due and payable immediately, and (iii) require the deposit of cash collateral in respect of LC Exposure as provided in Section 2.19(m), in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company to the extent permitted by applicable law; and in the case of any event with respect to the Company described in paragraph (h) of this Section, the Commitments shall automatically terminate, the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Company hereunder, shall immediately and automatically become due and payable and the deposit of such cash collateral in respect of LC Exposure shall immediately and automatically become due, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company to the extent permitted by applicable law.

81 [[6906274]] ARTICLE VIII The Administrative Agent SECTION 8.01. Appointment and Authority. Each of the Lenders and the Issuing Banks hereby irrevocably appoints Bank of America, N.A. to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article VIII are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and, except solely to the extent of the Company’s express rights to consent pursuant to and subject to the conditions set forth in this Article, the Company shall not have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. SECTION 8.02. Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind banking, trust, financial, advisory, underwriting or other of business with the Company or any of its Affiliates as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice or consent of the Lenders with respect thereto. SECTION 8.03. Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. No Arranger shall have obligations or duties whatsoever in its capacity as such under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such Persons shall have the benefit of the indemnities provided for hereunder. Without limiting the generality of the foregoing, the Administrative Agent and its Related Parties: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including, for the avoidance of doubt, any action that may be in violation of the automatic stay

82 [[6906274]] under any Debtor Relief Laws or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Laws; (c) shall not have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, to any Lender or Issuing Bank, any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company or any of its Affiliates, that is communicated to, obtained or in the possession of, the Administrative Agent, any of the Arrangers or any of their Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein; (d) shall not be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) or (ii) in the absence of its own bad faith, gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Company, a Lender or an Issuing Bank; and (e) shall not be responsible for or have any duty or obligation to any Lender, Issuing Bank or Participant to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent. SECTION 8.04. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or such Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or such Issuing Bank prior to the making of such Loan or such event as to such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

83 [[6906274]] SECTION 8.05. Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article VIII shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any of its sub-agents except to the extent that a court of competent jurisdiction determines in a final and non- appealable judgment that the Administrative Agent acted with bad faith, gross negligence or willful misconduct in the selection of such sub-agents. SECTION 8.06. Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Banks and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the consent of the Company (not to be unreasonably withheld, conditioned or delayed) so long as no Event of Default under Section 7.01(a) or 7.01(h) shall have occurred and be continuing, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the Issuing Banks, subject to the consent of the Company (not to be unreasonably withheld, conditioned or delayed) so long as no Event of Default under Section 7.01(a) or 7.01(h) shall have occurred and be continuing, appoint a successor Administrative Agent meeting the qualifications set forth above, provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Company and such Person remove such Person as Administrative Agent and, subject to the consent of the Company (not to be unreasonably withheld, conditioned or delayed) so long as no Event of Default under Section 7.01(a) or 7.01(h) shall have occurred and be continuing, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each Issuing Bank directly, until such time, if any, as the Required Lenders, subject to any applicable consent of the Company,

84 [[6906274]] appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 2.14(e) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 8.06). The fees payable by the Company to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article VIII and Section 9.03 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (A) while the retiring or removed Administrative Agent was acting as Administrative Agent and (B) after such resignation or removal for as long as any of them continues to act in such capacity hereunder or under the other Loan Documents, including in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent. (d) Any resignation by Bank of America, N.A. as Administrative Agent pursuant to this Section 8.06 shall also constitute its resignation as an Issuing Bank. If Bank of America, N.A. resigns as an Issuing Bank, it shall retain all the rights, powers, privileges and duties of an Issuing Bank hereunder with respect to all Letters of Credit issued by it and outstanding as of the effective date of its resignation as an Issuing Bank and all Loan Document Obligations with respect thereto, including the right to require the Lenders to fund risk participations pursuant to Section 2.19(f). Upon the appointment by the Company of a successor Issuing Bank hereunder in accordance with Section 2.19(i), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank, (ii) the retiring Issuing Bank shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents and (iii) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements reasonably satisfactory to Bank of America, N.A. to effectively assume the obligations of Bank of America, N.A. with respect to such Letters of Credit. SECTION 8.07. Non-Reliance on the Administrative Agent, the Arrangers and the Other Lenders. Each Lender and Issuing Bank expressly acknowledges that none of the Administrative Agent or the Arrangers have made any representation or warranty to it, and that no act by the Administrative Agent or the Arrangers hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of the Company or any of its Affiliates, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Arrangers to any Lender or Issuing Bank as to any matter, including whether the Administrative Agent or the Arrangers have disclosed material information in their (or their Related Parties’) possession. Each Lender and the Issuing Bank represents to the Administrative Agent and the Arrangers that it has, independently and without reliance upon the Administrative Agent, the Arrangers, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness the Company or any of its Affiliates, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company. Each Lender and Issuing Bank also acknowledges

85 [[6906274]] that it will, independently and without reliance upon the Administrative Agent, the Arrangers, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Each Lender and the Issuing Bank represents and warrants that (a) the Loan Documents set forth the terms of a commercial lending facility and (b) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or Issuing Bank for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and the Issuing Bank agrees not to assert a claim in contravention of the foregoing. Each Lender and the Issuing Bank represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Except with respect to (a) the exercise of setoff rights of any Lender in accordance with Section 9.08 (or any similar provision in any other Loan Document), (b) with respect to a Lender’s right to file a proof of claim in an insolvency proceeding, (c) the Administrative Agent exercising, on its own behalf, the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) under this Agreement or the other Loan Documents or (d) any Issuing Bank exercising, on its own behalf, the rights and remedies that inure to its benefit (solely in its capacity as an Issuing Bank) under this Agreement or the other Loan Documents, no holder of any Loan Document Obligations (other than the Administrative Agent) shall have any right individually to enforce any Guarantee of the Loan Document Obligations provided under the Loan Documents, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the holders of the Loan Document Obligations in accordance with the terms thereof. SECTION 8.08. No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Arrangers or holders of other titles listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Bank hereunder. SECTION 8.09. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Laws or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or drawn Letters of Credit shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Company) shall be entitled and empowered, by intervention in such proceeding or otherwise (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, drawn Letters of Credit and all other Loan Document Obligations that are owing and unpaid and to file such other documents as may be necessary or

86 [[6906274]] advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Bank and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Banks and the Administrative Agent under this Agreement) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 9.03. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Loan Document Obligations or the rights of any Lender or Issuing Bank to authorize the Administrative Agent to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding. SECTION 8.10. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Company, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit,

87 [[6906274]] the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Company, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 8.11. Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender Recipient Party, whether or not in respect of a Loan Document Obligation due and owing by the Company at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Recipient Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender Recipient Party in same day funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at (a) if such amount is denominated in US Dollars, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (b) if such amount is denominated in Sterling, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender Recipient Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender Recipient Party promptly upon determining that any payment made to such Lender Recipient Party comprised, in whole or in part, a Rescindable Amount. ARTICLE IX Miscellaneous SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone and subject to paragraph (b) of this

88 [[6906274]] Section, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email, as follows: (i) if to the Company, as set forth in Schedule 9.01; (ii) if to the Administrative Agent, as set forth in Schedule 9.01; (iii) if to any Issuing Bank, to it at its address (or email address) most recently specified by it in a notice delivered to the Administrative Agent and the Company (or, in the absence of any such notice, to the address (or email address) set forth in the Administrative Questionnaire of the Lender that is serving as such Issuing Bank or is an Affiliate thereof); and (iv) if to any Lender, to it at its address (or email address) set forth in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; and notices delivered through email or other electronic communications to the extent provided in paragraph (b) of this Section shall be effective as provided in such paragraph. (b) Notices and other communications to the Administrative Agent, the Lenders and the Issuing Banks hereunder may be delivered or furnished, in addition to email, by other electronic communications (including the Platform) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices under Article II to any Lender or Issuing Bank if such Lender or Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by such electronic communication. Any notices or other communications to the Administrative Agent may be delivered or furnished, in addition to email, by other electronic communications pursuant to procedures approved in advance by it; provided that approval of such procedures may be limited or rescinded by such Person by notice to each other such Person. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgment); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient; and (ii) notices or communications posted to a Platform shall be deemed received upon the deemed receipt by the intended recipient at its email address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) Any party hereto may change its address or email address for notices and other communications hereunder by notice to the other parties hereto (or (i) in the case of any change by a Lender, by notice to the Company and the Administrative Agent or (ii) in the case of any change by the Company, by notice to the Administrative Agent). (d) The Administrative Agent may, but shall not be obligated to, make any Communication by posting such Communication on Debt Domain, IntraLinks, SyndTrak or a similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as

89 [[6906274]] available”. Neither the Administrative Agent nor any of its Related Parties warrants, or shall be deemed to warrant, the adequacy of the Platform, and the Administrative Agent expressly disclaims liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non- infringement of third-party rights or freedom from viruses or other code defects, is made, or shall be deemed to be made, by the Administrative Agent or any of its Related Parties in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties have any liability to any Loan Party, any Lender, any Issuing Bank or any other Person for damages of any kind (whether in tort, contract or otherwise), arising out of any Loan Party’s or the Administrative Agent’s transmission of Communications through the Platform except, in the case of direct damages of any Loan Party (but not any indirect, special, incidental or consequential damages), to the extent arising from the Administrative Agent’s or such Related Party’s bad faith, gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and nonappealable judgment. The Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Platform. SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) or (c) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement and the making of the Loans or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender, any Issuing Bank or any Affiliate of any of the foregoing may have had notice or knowledge of such Default at the time. (b) Except as provided in paragraph (c) of this Section, none of this Agreement, any other Loan Document or any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Company, the Administrative Agent and the Required Lenders and, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon or reduce any fees payable hereunder (other than as a result of any change in the definition, or in any components thereof, of the term “Debt to Cap Ratio”), without the written consent of each Lender directly and adversely affected thereby (other than any waiver of any default interest applicable pursuant to Section 2.10(d)), (iii) postpone the scheduled maturity date of any Loan or the required date of reimbursement of any LC Disbursement, or any date for the payment of any principal, interest or fees payable under any Loan Document, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly and adversely affected thereby, (iv) change Section 2.15(b) or 2.15(c) in a manner that would alter the pro rata sharing of payments or payment waterfall required

90 [[6906274]] thereby without the written consent of each Lender, (v) change any of the provisions of this paragraph or the percentage set forth in the definition of the term “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, provided that, with the consent of the Required Lenders, the provisions of this paragraph and the definition of the term “Required Lenders” may be amended to include references to any new class of loans created under this Agreement (or to lenders extending such loans) or (vi) change the currency of any Loan of any Lender without the written consent of such Lender, or add any new currency as an Agreed Currency without the written consent of each Lender; provided further that no such agreement shall amend, modify, extend or otherwise affect the rights or obligations of the Administrative Agent or any Issuing Bank without the written consent of the Administrative Agent or such Issuing Bank, as the case may be. (c) Notwithstanding anything to the contrary in paragraph (a) or (b) of this Section: (i) any provision of this Agreement or any other Loan Document may be amended by an agreement in writing entered into by the Company and the Administrative Agent to cure any ambiguity, omission, defect or inconsistency so long as, in each case, the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment; (ii) no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (i), (ii) or (iii) of the first proviso of paragraph (b) of this Section and then only in the event such Defaulting Lender shall be directly and adversely affected by such amendment, waiver or other modification; (iii) in the case of any amendment, waiver or other modification referred to in the first proviso of paragraph (b) of this Section, no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of any Lender that receives payment in full of the principal of and interest accrued on each Loan made by such Lender, and all other amounts owing to or accrued for the account of such Lender under this Agreement and the other Loan Documents, at the time such amendment, waiver or other modification becomes effective and whose Commitments terminate by the terms and upon the effectiveness of such amendment, waiver or other modification; (iv) this Agreement and the other Loan Documents may be amended in the manner provided in Sections 2.11(b), 2.18, 2.19(i), 2.19(j), 2.20 and 9.14 and the definition of “LC Commitment”, as such term is used in reference to any Issuing Bank, may be modified as contemplated by the definition of such term; and (v) the Administrative Agent may, without the consent of any Lender, Issuing Bank or other holder of any Loan Document Obligations, amend, waive or otherwise modify any provision in the Guarantee Agreement, or consent to a departure by

91 [[6906274]] any Loan Party therefrom, to the extent the Administrative Agent determines that such amendment, waiver, other modification or consent is necessary in order to eliminate any conflict between such provision and the terms of this Agreement. (d) The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, waivers or other modifications on behalf of such Lender. Any amendment, waiver or other modification effected in accordance with this Section shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender. SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Company shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers and their Affiliates, including the reasonable and documented fees, charges and disbursements of counsel for any of the foregoing (but limited to a single primary counsel and, if reasonably necessary, a single local counsel in each relevant jurisdiction), in each case, for the Administrative Agent, the Arrangers and their Affiliates taken as a whole (which may be a single local counsel acting in multiple jurisdictions), in connection with the preparation, execution and delivery of the Engagement Letter and any Fee Letter, as well as the preparation, execution, delivery and administration of this Agreement, the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of- pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, any Arranger, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for any of the foregoing (but limited to a single primary counsel and, if reasonably necessary, a single local counsel in each relevant jurisdiction (which may be a single local counsel acting in multiple jurisdictions), in each case, for the Administrative Agent, the Arrangers, the Issuing Banks and the Lenders, taken as a whole), in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) The Company shall indemnify the Administrative Agent (and any sub- agent thereof), the Arrangers, the Syndication Agent, each Lender and each Issuing Bank, and each Related Party of any of the foregoing (each such Person being called an “Indemnitee”), against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, liabilities and related out-of-pocket expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee (but limited to a single primary counsel and, if reasonably necessary, a single local counsel in each relevant jurisdiction (which may be a single local counsel acting in multiple jurisdictions), in each case, for the Indemnitees, taken as a whole and, in the case of an actual or perceived conflict of interest, where the party affected by such conflict informs the Company of such conflict and thereafter retains its own counsel, of another firm of primary counsel and, if reasonably necessary, another firm of local counsel in each relevant jurisdiction (which may include a single local counsel acting in multiple jurisdictions) for all affected Indemnitees taken as a whole), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the Engagement Letter, any Fee Letter, this Agreement, the other Loan Documents or any other agreement or instrument contemplated hereby or thereby, the performance by the parties to the Engagement Letter, any Fee Letter, this Agreement or the

92 [[6906274]] other Loan Documents of their obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit) or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and whether initiated against or by any party to the Engagement Letter, any Fee Letter, this Agreement or any other Loan Document, any Affiliate of any of the foregoing or any third party (and regardless of whether any Indemnitee is a party thereto); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (1) the gross negligence, bad faith or willful misconduct of such Indemnitee or its Related Parties or (2) a material breach of the obligations of such Indemnitee or its Related Parties under this Agreement or (B) arise from any dispute among the Indemnitees, other than any claim, litigation, investigation or proceeding against the Administrative Agent, any Arranger or the Syndication Agent or any other titled Person in its capacity or in fulfilling its role as such and other than any claim, litigation, investigation or proceeding arising out of any act or omission on the part of the Company or any of its Affiliates. Each Indemnitee shall be obligated to refund and return promptly any and all amounts actually paid by the Company to such Indemnitee under this paragraph for any losses, claims, damages, penalties, liabilities or expenses to the extent such Indemnitee is subsequently determined, by a court of competent jurisdiction by final and nonappealable judgment, to not be entitled to payment of such amounts in accordance with the terms of this paragraph (b). This paragraph (b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim. (c) To the extent that the Company fails indefeasibly to pay any amount required under paragraph (a) or (b) of this Section to the Administrative Agent (or any sub-agent thereof), any Issuing Bank or any Related Party of any of the foregoing (and without limiting its obligation to do so), each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Issuing Bank or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or such sub-agent), such Issuing Bank in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub- agent) or such Issuing Bank. For purposes of this Section, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the aggregate amount of the Aggregate Revolving Exposure and unused Commitments at the time outstanding or in effect (or most recently outstanding or in effect, if none of the foregoing shall be outstanding or in effect at such time). (d) To the fullest extent permitted by applicable law, the Company shall not assert, or permit any of its Affiliates or Related Parties to assert, and the Company hereby waives, any claim against any Protected Person (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), except to the extent arising from the bad faith, gross negligence or willful misconduct of such Protected Person or its Related Parties, as determined by a court of competent jurisdiction in a final and nonappealable judgment, or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other

93 [[6906274]] Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof. (e) To the fullest extent permitted by applicable law, the Administrative Agent, the Arrangers, the Issuing Banks, the Lenders and the Syndication Agent shall not assert, or permit any of their respective Affiliates or Related Parties to assert, and each of them hereby waives, any claim against the Loan Parties, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided, that nothing in this paragraph (e) shall limit the Loan Parties’ indemnity and reimbursement obligations set forth in this Section or any other Loan Document, including such indemnity and reimbursement obligations with respect to any special, indirect, consequential or punitive damages arising out of, in connection with or as a result of any claim, litigation, investigation or proceeding brought against any Indemnitee by any third party. (f) All amounts due under this Section shall be payable within 30 days after written demand therefor (together with, in the case of paragraph (a) or (b) of this Section, reasonable backup documentation supporting such demand). SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) other than as expressly permitted by Section 6.03, the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by the Company without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), sub-agents of the Administrative Agent, Participants (to the extent provided in paragraph (c) of this Section), the Arrangers and the Syndication Agent and, to the extent expressly contemplated hereby, the Related Parties of the foregoing) any legal or equitable right, remedy or claim under or by reason of this Agreement. Notwithstanding anything herein to the contrary, no sale, assignment, novation, transfer or delegation by any Lender of any of its rights or obligations under this Agreement or any other Loan Document shall, or shall be deemed, to extinguish any of the rights, benefits or privileges afforded by any Guarantee created under the Loan Documents for the benefit of such Lender in relation to such of its rights or obligations, and all such rights, benefits and privileges shall continue to accrue, to the full extent thereof, for the benefit of the assignee, transferee or delegee of such Lender in connection with each such sale, assignment, novation, transfer and delegation. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, delayed or conditioned) of: (A) the Company; provided that no consent of the Company shall be required (1) for an assignment to a Lender or an Affiliate of a Lender and (2) if an

94 [[6906274]] Event of Default pursuant to Section 7.01(a) or 7.01(h) shall have occurred and be continuing; provided further, in each case, that the Company shall be deemed to have consented to any assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received notice thereof; (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required with respect to assignments to a Lender, an Affiliate of a Lender or an Approved Fund; and (C) in the case of any assignment of all or a portion of any Lender’s Commitment or LC Exposure, each Issuing Bank. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than US$5,000,000 unless each of the Company and the Administrative Agent otherwise consents; provided that (1) no such consent of the Company shall be required if an Event of Default pursuant to Section 7.01(a) or 7.01(h) has occurred and is continuing and (2) the Company shall be deemed to have consented to such other amount unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received notice thereof; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Platform), together with a processing and recordation fee of US$3,500, provided that such processing and recordation fee may be waived by the Administrative Agent in its sole discretion; and (D) the assignee, if it shall not already be a Lender, shall deliver to the Administrative Agent any tax forms required by Section 2.14(f) and an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable law, including US (Federal or State) and foreign securities laws. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section, from and after the effective date specified in each Assignment and Assumption (or an agreement incorporating by reference a form of

95 [[6906274]] Assignment and Assumption posted on the Platform) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.14, 9.03 and 9.19); provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 9.04(c). (iv) The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Company, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and records of the names and addresses of the Lenders, and the Commitments of, and principal amount (and related interest amounts) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Company, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company and, as to entries pertaining to it, any Issuing Bank or Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Upon receipt by the Administrative Agent of an Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Platform) executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire and any tax forms required by Section 2.14(f) (unless the assignee shall already be a Lender hereunder) and the processing and recordation fee referred to in this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that the Administrative Agent shall not be required to accept such Assignment and Assumption or so record the information contained therein if the Administrative Agent reasonably believes that such Assignment and Assumption lacks any written consent required by this Section or is otherwise not in proper form, it being acknowledged that the Administrative Agent shall have no duty or obligation (and shall incur no liability) with respect to obtaining (or confirming the receipt) of any such written consent or with respect to the form of (or any defect in) such Assignment and Assumption, any such duty and obligation being solely with the assigning Lender and the assignee. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph, and following such recording, unless otherwise determined by the Administrative Agent (such determination to be made in the sole discretion of the Administrative Agent, which determination may be conditioned on the consent of the assigning Lender and the assignee), shall be effective notwithstanding any defect in the Assignment and Assumption relating thereto. Each assigning Lender and the assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have

96 [[6906274]] represented to the Administrative Agent that all written consents required by this Section with respect thereto (other than the consent of the Administrative Agent) have been obtained and that such Assignment and Assumption is otherwise duly completed and in proper form, and each assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the assigning Lender and the Administrative Agent that such assignee is an Eligible Assignee. The Administrative Agent shall have no responsibility or liability for an assignment to a Person that is not an Eligible Assignee. (c) (i) Any Lender may, without the consent of the Company, the Administrative Agent or any Issuing Bank, sell participations to one or more Eligible Assignees (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments and Loans); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Company, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and/or obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant or requires the approval of all the Lenders. The Company agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 (subject to the requirements and limitations therein, including the requirements under Section 2.14(f) (it being understood that the documentation required under Section 2.14(f) shall be delivered solely to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (x) shall be subject to the provisions of Sections 2.15 and 2.16 as if it were an assignee under paragraph (b) of this Section and (y) shall not be entitled to receive any greater payment under Section 2.12 or 2.14 with respect to any participation than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 2.16(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant shall be subject to Section 2.15(c)as though it were a Lender. (ii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain records of the name and address of each Participant and the principal amounts (and related interest amounts) of each Participant’s interest in the Loans or other obligations under this Agreement or any other Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or other rights and/or obligations under this Agreement or any other Loan Document) to any Person except to the extent that such disclosure is necessary to establish that any such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States

97 [[6906274]] Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as such) shall have no responsibility for maintaining a Participant Register. (d) Any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or grant to secure obligations to a Federal Reserve Bank or other central bank, and this Section shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto or thereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any of the Administrative Agent, the Arrangers, the Syndication Agent, the Issuing Banks, the Lenders or any Related Party of any of the foregoing may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document was executed and delivered or any credit was extended hereunder, and shall continue in full force and effect until the Termination Date. The provisions of Sections 2.12, 2.13, 2.14, 2.15(d), 9.03, 9.18 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans and the expiration or termination of the Letters of Credit and the Commitments, the resignation and/or replacement of the Administrative Agent, or the termination of this Agreement or any provision hereof. Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement, from and after the Termination Date, each Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement and the other Loan Documents (other than for purposes of the Sections set forth in the immediately preceding sentence), and the Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.19(d) or 2.19(f). SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof (but do not supersede any provisions of the Engagement Letter or any Fee Letter that by their terms survive the effectiveness of this Agreement, all of which provisions shall remain in full force and effect). Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

98 [[6906274]] (b) Delivery of an executed counterpart of a signature page of this Agreement, any other Loan Document or any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document or the transactions contemplated hereby or thereby (each, an “Ancillary Document”) that is an Electronic Signature transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or relating to this Agreement, any other Loan Document or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to agree to accept Electronic Signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Without limiting the generality of the foregoing, (i) to the extent the Administrative Agent and the Company have agreed to accept any Electronic Signature, the Administrative Agent, the Lenders, the Issuing Banks, the Company and each other Loan Party shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Administrative Agent, any Lender, the Company or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent, the Company or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each party hereto (A) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Issuing Banks, the Company and the other Loan Parties, Electronic Signatures transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page or any electronic images of this Agreement, any other Loan Document or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) agrees that each of the Administrative Agent, the Lenders, the Issuing Banks, the Company and the other Loan Parties may, at its option, create one or more copies of this Agreement, any other Loan Document and any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document or such Ancillary Document, respectively, including with respect to any signature pages thereto, and (D) waives any claim against the Administrative Agent, any Lender, any Issuing Bank, the Company or any other Loan Party for any losses, claims, damages or liabilities arising solely from the Administrative Agent’s and/or any Lender’s, any Issuing Bank’s, the Company’s or any other Loan Party’s reliance on or use of Electronic Signatures or transmissions by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page, including any losses, claims, damages or liabilities arising as a result of the failure of the Administrative Agent, any Lender, any Issuing Bank, the Company or any other Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

99 [[6906274]] SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and Issuing Bank and each Affiliate of any of the foregoing is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) or other amounts at any time held and other obligations (in whatever currency) at any time owing by such Lender or Issuing Bank or by such an Affiliate to or for the credit or the account of the Company against any of and all the obligations then due of the Company now or hereafter existing under this Agreement held by such Lender or Issuing Bank, irrespective of whether or not such Lender or Issuing Bank shall have made any demand under this Agreement and although such obligations of the Company are owed to a branch, office or Affiliate of such Lender or Issuing Bank different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Lender and Issuing Bank, and each Affiliate of any of the foregoing, under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, Issuing Bank or Affiliate may have. Each Lender and Issuing Bank agrees to notify the Company and the Administrative Agent promptly after any such setoff and application; provided that the failure to give notice shall not affect the validity of such setoff and application. SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement, and any claims, controversies, disputes or causes of action (whether based in contract, tort or any other theory, and whether in law or equity) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby, shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the United States District Court of the Southern District of New York and of the Supreme Court of the State of New York, in each case, sitting in New York County, and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each party hereto hereby irrevocably and unconditionally agrees that all claims arising out of or relating to this Agreement or any other Loan Document brought by it or any of its Affiliates shall be brought, and shall be heard and determined, exclusively in such United States District Court or, if that court does not have subject matter jurisdiction, such Supreme Court. Each party hereto agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. (c) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

100 [[6906274]] (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Related Parties, including accountants, legal counsel and other agents and advisors, it being understood that the Persons to whom such disclosure is made either are informed of the confidential nature of such Information and instructed to keep such Information confidential or are subject to customary confidentiality obligations of employment or professional practice, (b) to the extent required or requested by any Governmental Authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners) (in which case such Person agrees to inform the Company promptly thereof prior to such disclosure to the extent practicable and not prohibited by applicable law (except with respect to any audit or examination conducted by bank accountants or any Governmental Authority exercising examination or regulatory authority)), (c) to the extent required by applicable law or by any subpoena or similar legal process (in which case such Person agrees to inform the Company promptly thereof prior to such disclosure to the extent practicable and not prohibited by applicable law), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document, the enforcement of rights hereunder or thereunder or any Transactions, (f) subject to an agreement containing confidentiality undertakings substantially the same as those of this Section (which shall be deemed to include those required to be made in order to obtain access to information posted on any Platform), to (i) any assignee of or Participant in (or its Related Parties), or any prospective assignee of or Participant in (or its Related Parties), any of its rights or obligations under this Agreement, (ii) any actual or prospective counterparty (or its Related Parties) to any swap or derivative transaction relating to the Company or any Subsidiary and their respective obligations or (iii) any actual or prospective insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage under which payments are

101 [[6906274]] to be made or may be made by reference to this Agreement, (g) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities provided for herein, (h) with the consent of the Company, (i) to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Agreement or any other Loan Document, provided that such information is limited to the information about this Agreement and the other Loan Documents or (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section, (ii) becomes available to the Administrative Agent, any Issuing Bank, any Lender or any Affiliate of any of the foregoing on a nonconfidential basis from a source other than the Company or any Subsidiary that is not known by the Administrative Agent, such Lender, such Issuing Bank or such Affiliate to be prohibited from disclosing such Information to such Persons by a legal, contractual, or fiduciary obligation to the Company or any Subsidiary or (iii) is independently discovered or developed by a party hereto without utilizing any Information received from the Company or any Subsidiary or violating the terms of this Section. For purposes of this Section, “Information” means all information received from the Company or any Subsidiary relating to the Company or any Subsidiary or its businesses, other than any such information that is available to the Administrative Agent, any Issuing Bank, any Lender or any Affiliate of any of the foregoing on a nonconfidential basis prior to disclosure by the Company or any Subsidiary; provided that, in the case of information received from the Company or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. It is agreed that, notwithstanding the restrictions of any prior confidentiality agreement binding on the Administrative Agent or any Arranger, such Persons may disclose Information as provided in this Section. Nothing in this Section 9.12 shall prohibit any Person from voluntarily disclosing or providing any information within the scope of the confidentiality undertakings set forth in this Section 9.12 to any governmental, regulatory or self-regulatory organization, in each case without any notification to any Person, to the extent that any such prohibition on disclosure set forth in this Section 9.12 shall be prohibited by the laws or regulations of such organization. SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the “Interest Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Interest Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Interest Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Interest Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender. SECTION 9.14. Concerning Subsidiary Guarantors. (a) Notwithstanding anything herein to the contrary, the Company may (but is not required to) cause any Subsidiary to

102 [[6906274]] become a Subsidiary Guarantor by causing such Subsidiary (i) to execute and deliver to the Administrative Agent a counterpart of the Guarantee Agreement (or a supplement thereto in the form specified therein) (and, in the case of the initial execution of the Guarantee Agreement, the Company shall execute and deliver of the Administrative Agent a counterpart of the Guarantee Agreement), in each case, duly executed and delivered on behalf of such Person and (ii) to deliver to the Administrative Agent certificates, documents and opinions of the type referred to in Sections 4.01(b) and 4.01(c) with respect to such Subsidiary (and, if applicable, the Company); provided that, in the case of any Foreign Subsidiary, the jurisdiction of organization thereof shall be reasonably satisfactory to the Administrative Agent (with such determination to be made based solely on whether (A) as a result thereof the Lenders or the Administrative Agent shall (x) be subject to any reporting or registration requirements, (y) be exposed to any potential liability as a result of a Guarantee from such Subsidiary or (z) be exposed to any adverse Tax consequences and (B) such Guarantee will be full and unconditional and enforceable at least to the same extent as the Guarantees by the Domestic Subsidiaries). (b) Subject to Section 2.04 of the Guarantee Agreement, the Guarantees made under the Guarantee Agreement shall automatically terminate and be released, and each Subsidiary Guarantor shall automatically be released from its obligations thereunder, upon the occurrence of the Termination Date. (c) A Subsidiary Guarantor shall automatically be released from its obligations under the Loan Documents (and any Guarantee made by it under the Guarantee Agreement shall automatically terminate and be released) (i) upon the consummation of any transaction permitted by this Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary or (ii) so long as no Event of Default shall have occurred and be continuing or would result therefrom, upon written request of such release made by the Company to the Administrative Agent. (d) In connection with any termination or release pursuant to this Section, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents (in form and substance reasonably satisfactory to the Administrative Agent) that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent. Each holder of any Loan Document Obligations irrevocably authorizes the Administrative Agent, at its option and in its discretion, to effect the releases set forth in this Section. SECTION 9.15. USA PATRIOT Act and Beneficial Ownership Regulation Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act and/or the Beneficial Ownership Regulation it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the USA PATRIOT Act and the Beneficial Ownership Regulation. SECTION 9.16. No Fiduciary Relationship. The Company, on behalf of itself and its Subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Company and its Affiliates, on the one hand, and the Administrative Agent, the Lenders, the Issuing Banks and their Affiliates, on the

103 [[6906274]] other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders, the Issuing Banks or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Administrative Agent, the Arrangers, the Lenders, the Issuing Banks and their Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Company and its Affiliates, and none of the Administrative Agent, the Arrangers, the Lenders, the Issuing Banks or their Affiliates has any obligation to disclose any of such interests to the Company or any of its Affiliates. To the fullest extent permitted by law, the Company hereby waives and releases any claims that it or any of its Affiliates may have against the Administrative Agent, the Arrangers, the Lenders, the Issuing Banks or their Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. SECTION 9.17. Non-Public Information. (a) Each Lender acknowledges that all information, including requests for waivers and amendments, furnished by the Company or the Administrative Agent pursuant to or in connection with, or in the course of administering, this Agreement will be syndicate-level information, which may contain MNPI. Each Lender represents to the Company and the Administrative Agent that (i) it has developed compliance procedures regarding the use of MNPI and that it will handle MNPI in accordance with such procedures and applicable law, including Federal, state and foreign securities laws, and (ii) it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain MNPI in accordance with its compliance procedures and applicable law, including United States (Federal or state) and foreign securities laws. (b) The Company and each Lender acknowledges that, if information furnished by or on behalf of the Company or any other Loan Party pursuant to or in connection with this Agreement or any other Loan Document is being distributed by the Administrative Agent through the Platform, (i) the Administrative Agent may post any information that the Company has indicated as containing MNPI solely on that portion of the Platform designated for Private Side Lender Representatives and (ii) if the Company has not indicated whether any information furnished by it pursuant to or in connection with this Agreement contains MNPI, the Administrative Agent reserves the right to post such information solely on that portion of the Platform designated for Private Side Lender Representatives. SECTION 9.18. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given. (b) The obligations of the Company in respect of any sum due to any other party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, the Company agrees, as a

104 [[6906274]] separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such deficiency. SECTION 9.19. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any Lender or Issuing Bank that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or Issuing Bank party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. [Signature Pages Follow]

BARCLAYS BANK PLC, as a Lender By: Name: Evan Moriarty Title: Authorized Signatory [Signature Page to Credit Agreement of White Mountains Insurance Group, Ltd.]

Citibank, N.A., as a Lender By 7.-w 2) l'v\ cw£__ Name: Patrick Marsh Title: Managing Director & Vice President [Signature Page to Credit Agreement of White Mountains Insurance Group, Ltd.]

HSBC Bank Bermuda Limited, as a Lender By: Name: Title: Louise Twiss West Head of Banking By: Name: Emma Dakin Title: Associate Director, FIG [Signature Page to Credit Agreement of White Mountains Insurance Group, Ltd.]

[Signature Page to Credit Agreement of White Mountains Insurance Group, Ltd.] JPMORGAN CHASE BANK, N.A., as a Lender By: Name: James S. Mintzer Title: Executive Director

[Signature Page to Credit Agreement of White Mountains Insurance Group, Ltd.] MORGAN STANLEY BANK, N.A., as a Lender By: Name: Michael King Title: Authorized Signatory